FIRST QUARTER REPORT

DECEMBER 31, 2010

oakmark.com

Advised by Harris Associates L.P.

THE OAKMARK FUNDS

2011 First Quarter Report

President's Letter	1

Summary Information	2

Commentary on Oakmark and Oakmark Select Funds	4

Oakmark Fund

Letter from the Portfolio Managers	6

Schedule of Investments	7

Oakmark Select Fund

Letter from the Portfolio Managers	11

Schedule of Investments	13

Oakmark Equity and Income Fund

Letter from the Portfolio Managers	15

Schedule of Investments	18

Oakmark Global Fund

Letter from the Portfolio Managers	26

Global Diversification Chart	29

Schedule of Investments	30

Oakmark Global Select Fund

Letter from the Portfolio Managers	35

Global Diversification Chart	37

Schedule of Investments	38

Commentary on Oakmark International and International Small Cap Funds	41

Oakmark International Fund

Letter from the Portfolio Managers	42

Global Diversification Chart	44

Schedule of Investments	45

Oakmark International Small Cap Fund

Letter from the Portfolio Manager	51

Global Diversification Chart	53

Schedule of Investments	54

Oakmark Glossary	62

Trustees and Officers	63

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

President's Letter

Dear Fellow Shareholders,

Looking back at 2010, stock markets around the world posted strong returns during the fourth quarter, and each of the Oakmark Funds closed the calendar year with solid gains. We are gratified that during the past 18 months, patient shareholders have had the opportunity to recoup much of the wealth that they lost during the bear market. Investor confidence seems to be improving and we continue to believe that equities offer compelling value versus the alternatives.

Speaking of alternatives, much has been written about the large amount of capital that investor's have placed into bonds. And while high-quality bonds possess certain positive attributes, we believe it is difficult to achieve measurable portfolio growth by investing at today's low yields. These bonds may also experience greater capital loss than investors expect as interest rates return to more normal levels. We encourage our shareholders to periodically review their asset allocations because we believe that a robust equity investment is a necessary component for building wealth over time.

Managers Acting as Owners

In our 35 years of existence, we at Harris Associates have witnessed many different market cycles, and yet our investment process remains the same. We seek out companies that we believe are trading at significant discounts to their underlying value, have a clear path to growing per-share value and are being run by managers who think and act as owners.

I want to use this opportunity to focus on how we evaluate managers. We start by assessing how well the management team has created value over the long term, given the circumstances of the company's industry. We meet with these managers so that we can better judge the quality and consistency of their strategies for allocating capital, meeting operational goals and remaining competitive. In addition, we favor management teams that appear to be economically aligned with shareholders. Having "skin in the game" is an important incentive for managers to preserve and grow the per-share value of their businesses. It is our view that this also can lead to more thoughtful and effective decision-making, particularly when it comes to capital allocation.

Personal Investment in the Funds

In a similar vein, the employees at Harris Associates have a substantial amount of their personal wealth invested in The Oakmark Funds. Our research and portfolio construction decisions are analogous to the capital-allocation decisions made by the companies in which we invest. In other words, we seek those opportunities that we believe offer the highest risk-adjusted return. As we undertake those decisions, you should know that we are investing alongside you—our interests are aligned with yours. When we assess our portfolios' long-term positioning, we also are in essence making investment decisions for ourselves and our families.

We voluntarily disclose the combined ownership level of your extended team each year to make clear our commitment to the mutual funds we manage. We are proud to tell you that the employees of Harris Associates, our families, the Funds' officers and trustees have more than $260 million invested in The Oakmark Funds. Furthermore, each portfolio manager has at least $1 million invested in each Fund he manages.

As we head into a new year, on behalf of everyone at The Oakmark Funds, I would like to offer you our best wishes for happiness and success in 2011. Thank you for your continued investment and confidence in The Oakmark Funds.

Kristi L. Rowsell
President of Harris Associates L.P.
President of The Oakmark Funds

December 31, 2010

THE OAKMARK FUNDS

Summary Information

Performance for Period Ended December 31, 2010[1]	Oakmark Fund—Class I (OAKMX)	Oakmark Select Fund—Class I (OAKLX)	Oakmark Equity and Income Fund—Class I (OAKBX)	Oakmark Global Fund—Class I (OAKGX)
3 Months*	8.32%	7.28%	7.44%	10.69%
1 Year	12.18%	13.24%	9.50%	15.74%
Average Annual Total Return for:
3 Year	3.06%	3.26%	3.22%	-0.22%
5 Year	4.52%	1.46%	6.42%	5.77%
10 Year	5.72%	5.82%	8.81%	11.74%
Since inception	12.49% (8/5/91)	12.37% (11/1/96)	11.28% (11/1/95)	11.63% (8/4/99)
Top Five Equity Holdings as of December 31, 2010[2] Company and % of Total Net Assets	Tyco Electronics, Ltd. 2.5% Comcast Corp., Class A 2.3% Texas Instruments, Inc. 2.3% Intel Corp. 2.2% Medtronic, Inc. 2.1%	Discovery Communications Inc. Class C 8.7% Tyco Electronics, Ltd. 6.8% Liberty Media Corp. - Interactive, Class A 6.1% Texas Instruments, Inc. 5.1% Comcast Corp., Class A 4.9%	Cenovus Energy, Inc. 3.6% Nestle SA 3.3% General Dynamics Corp. 3.0% Microsoft Corp. 2.7% Apache Corp. 2.5%	Snap-On Inc. 4.9% Oracle Corp. 4.4% Laboratory Corp. of America Holdings 4.3% Daiwa Securities Group Inc. 4.2% Julius Baer Group, Ltd. 3.8%
Sector Allocation as of December 31, 2010 Sector and % of Long-Term Investments at Fair Value	Consumer Discretionary 26.9% Information Technology 26.0% Financials 14.3% Health Care 12.2% Industrials 9.2% Consumer Staples 7.3% Energy 4.1%	Consumer Discretionary 35.9% Information Technology 29.2% Financials 12.1% Energy 9.6% Health Care 8.8% Utilities 4.4%	U.S. Government
Securities 27.2%
Industrials 15.2%
Health Care 13.3%
Consumer Staples 13.0%
Energy 8.9%
Information
Technology 8.1%
Consumer
Discretionary 8.0%
Materials 2.8%
Financials 2.4%
Foreign Government
			Securities 1.1%	Information Technology 29.4% Industrials 16.7% Financials 15.8% Consumer Discretionary 13.6% Health Care 12.1% Consumer Staples 5.4% Materials 4.8% Energy 2.2%

Past Performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Funds does not reflect the 2% redemption fee on shares redeemed within 90 days of purchase with the exception of The Oakmark Equity & Income Fund which does not impose a redemption fee. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

THE OAKMARK FUNDS

Performance for Period Ended December 31, 2010[1]	Oakmark Global Select Fund—Class I (OAKWX)	Oakmark International Fund—Class I (OAKIX)	Oakmark International Small Cap Fund—Class I (OAKEX)
3 Months*	9.31%	7.65%	10.99%
1 Year	11.06%	16.22%	21.53%
Average Annual Total Return for:
3 Year	4.82%	2.30%	3.38%
5 Year	N/A	6.82%	6.44%
10 Year	N/A	8.53%	13.32%
Since inception	4.96% (10/2/06)	10.93% (9/30/92)	11.41% (11/1/95)
Top Five Equity Holdings as of December 31, 2010[2] Company and % of Total Net Assets	ROHM Ltd. 6.3% Toyota Motor Corp. 6.2% Daiwa Securities Group Inc. 6.0% G4S PLC 5.6% Societe Television Francaise 1 5.6%	Daiwa Securities Group Inc. 3.8% Credit Suisse Group 3.2% Toyota Motor Corp. 2.8% Canon, Inc. 2.8% ROHM Ltd. 2.7%	Julius Baer Group, Ltd. 4.0% Primary Health Care, Ltd. 3.5% Titan Cement Co. 3.0% Square Enix Holdings Co., Ltd. 2.9% Hirose Electric Co., Ltd. 2.8%
Sector Allocation as of December 31, 2010 Sector and % of Long-Term Investments at Fair Value	Information Technology 29.0% Consumer Discretionary 27.2% Financials 18.7% Industrials 10.7% Energy 5.1% Consumer Staples 4.7% Health Care 4.6%	Financials 24.5% Industrials 18.7% Consumer Discretionary 18.2% Consumer Staples 12.9% Information Technology 11.8% Health Care 7.2% Materials 6.7%	Industrials 29.0% Information Technology 18.7% Consumer Discretionary 18.5% Financials 10.8% Consumer Staples 8.8% Materials 8.7% Health Care 5.5%

As of 9/30/10, the expense ratio for Class I shares was 1.11% for Oakmark Fund, 1.08% for Oakmark Select Fund, 0.79% for Oakmark Equity and Income Fund, 1.15% for Oakmark Global Fund, 1.29% for Oakmark Global Select Fund, 1.08% for Oakmark International Fund and 1.38% for Oakmark International Small Cap Fund.

THE OAKMARK FUNDS

OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

"I've missed over 9,000 shots in my career. I've lost almost 300 games. Twenty-six times I've been trusted to take the game winning shot and missed. I've failed over and over again in my life. And that's why I succeed."

Michael Jordan

As a sports fan, this is an exciting time of year. Hockey and basketball seasons are nearing the halfway point. It's bowl season in college football, leading up to next week's BCS Championship game. In the NFL, the final week of the regular season is positioning teams for the playoffs, and most every game is life or death for some team. Emotions run high in all of these late-season football games, to the point that rules needed to be created to prevent excessive celebration. How tough was it to watch the player who, late in a bowl game and trailing by eight, caught a touchdown pass and saluted the crowd. His excessive celebration penalty made the potential game-tying two-point conversion almost an impossibility. Watching all of the celebrations, many of them by players on mediocre teams that were losing, got me to thinking that even the most successful value investors don't get many opportunities to celebrate.

One of the reasons our celebrations are tempered is that we focus on long-term results. When we have a bad quarter, we ask our shareholders to focus on longer time periods, like a decade. So it would be hypocritical if, after a good quarter, we started waving the Oakmark foam finger. An additional reason we don't often celebrate is that we have consistently articulated two goals—to achieve positive returns and to outperform the stock market. If you aren't going to make money owning our mutual fund, then there's no point in buying it. And if you aren't going to make more money than you would have in an index fund, then our fund serves no purpose. You've often seen our reports that state "We achieved a good return in the quarter, but less than the market" (as in both the Oakmark and Oakmark Select reports this quarter) or "We beat the market but still lost money" (as in most of our reports for 2008 and early 2009). It's quite infrequent that we get to say "We made you meaningfully more money last quarter than you would have made in an index fund."

Using The Oakmark Fund as an example, over the past decade we've written 40 quarterly reports to our shareholders. Seventeen times we've reported that we lost money and 19 times we've reported that we underperformed the S&P 5003. Since there was some overlap in those two groups, it left 12 quarters when we made money and we outperformed the S&P. If I set a slightly higher hurdle— one in which the Fund made meaningfully more than the S&P (with "meaningful" defined as a full percentage point)—only eight of 40 quarters qualified as winners. That's like hitting .200 in baseball. The dreaded Mendoza Line is just one out away from a sure ticket to the minor leagues.

For value investors, much of the value we add is by protecting capital during down markets. We often don't keep up with strong markets, but make up for it by losing less during market declines. As we've frequently said, expectations are typically quite low for companies we own, which means they don't usually fall as much as the market does when times get tough. Nobody exchanges high-fives for losing less than the market, but that's how our eight-for-40 record translated into a very good decade.

OAKMARK AND OAKMARK SELECT FUNDS

For the 10 years just ended, the S&P 500 provided investors with a total return of 15%. While that was way below its historical average, it was far better than the trailing 10 years looked at the end of 2009. By dropping the results from a weak 2000, when the Internet bubble popped, and replacing them with a strong 2010, the S&P's 10-year performance at least turned positive. Over the same decade that the S&P returned 15%, The Oakmark Fund returned 74%. According to Morningstar, that put Oakmark in the 4th percentile of its peer group, meaning that our investors fared better than they would have in 96% of competing funds4. There were a lot of chest-bumping football players who weren't performing in the top 4%. Fully 38% of the 32 NFL teams make the playoffs, and 13% of the 120 NCAA football teams make its 16-team playoff. (Oops! Wishful thinking. Unfortunately, there isn't a playoff yet, President Obama still has some work to do on that one, but at least his idea has bipartisan support.) A top 6% performance for an NFL team puts them in the Super Bowl. So, even though we are almost always frustrated with our performance, the end result has been a fist-pump-worthy decade for our shareholders.

We enter 2011 again positive on the outlook for equity returns. The current market price is still only about 13 times projected forward earnings, which is below the long-term historical average of about 15 times. Despite last quarter's decline in the bond market (meaning yields increased), the S&P 500 dividend yield about matches the five-year government bond yield, which is historically unusual. Also, money-market cash remains high relative to the S&P 500 capitalization and corporate balance sheets are less levered than they normally are. We expect to see companies do more share repurchases, more dividend increases and more acquisitions. Putting their cash to productive use will, we believe, help drive positive earnings surprises. And we expect investors to begin selling bonds to buy domestic equities, reversing the flows that have created headwinds for equities for the past two-plus years. All of these factors lead us to the conclusion that today's long-term investors will likely achieve higher returns in equities than they did in the past decade and higher returns than they could obtain in other investments. If we are right, when we salute our loyal shareholders, hopefully there won't be a penalty flag for excessive celebration.

Have a Happy and Prosperous New Year,

William C. Nygren, CFA
Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com

December 31, 2010

		Average Annual Total Returns (as of 12/31/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	8.32%	12.18%	4.52%	5.72%	12.49%
S&P 500	10.76%	15.06%	2.29%	1.41%	8.47%
Dow Jones Average[5]	8.04%	14.06%	4.31%	3.15%	9.75%
Lipper Large Cap Value Index[6]	10.34%	13.02%	1.52%	1.89%	8.10%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratio for Class I shares as of 9/30/10 was 1.11%

Past Performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee on shares redeemed within 90 days of purchase. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

OAKMARK AND OAKMARK SELECT FUNDS

OAKMARK FUND

Report from Bill Nygren and Kevin Grant, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (12/31/10) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX3 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/5/91)
Oakmark Fund (Class I)	8.32%	12.18%	4.52%	5.72%	12.49%
S&P 500	10.76%	15.06%	2.29%	1.41%	8.47%
Dow Jones Average[5]	8.04%	14.06%	4.31%	3.15%	9.75%
Lipper Large Cap Value Index[6]	10.34%	13.02%	1.52%	1.89%	8.10%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/10 was 1.11%

Past Performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee on shares redeemed within 90 days of purchase. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Fund increased in value by 8% for the quarter ended December 31, 2010 and 12% for the calendar year. Although both are good absolute gains, both fell short of the respective 11% and 15% increases for the S&P 500 for the quarter and year. Only three of our holdings declined for the quarter due to disappointing fundamental results: H&R Block down 7%, Cisco down 8% and Best Buy down 15%. All three companies have experienced volatile results, both good and bad, for several years. We remain positive on all three stocks. Some of our good long-term performers—Bristol-Myers, DirecTV and Discovery Communications—had small single-digit losses in the quarter despite good fundamental performance. We view that as random.

On the positive side, eight stocks increased by more than 20% in the quarter: Wells Fargo 24%, Fortune Brands 23%, State Street 23%, Comcast 23%, Harley Davidson 22%, Tyco Electronics 22%, Applied Materials 21% and Texas Instruments 20%. Fortune announced its intent to split into three separate companies, which will highlight the value of its spirits business. Comcast progressed toward approval of its acquisition of NBC Universal, which we believe will add value to Comcast shares. Most of the other large gainers simply benefited from improving economic forecasts. During the quarter we added one new holding, Unilever PLC. One last positive to mention—The Oakmark Fund once again paid no taxable capital gain distribution in 2010. Our active trading in the weak market two years ago allowed us to capture enough tax losses to shelter all of the gains we realized in 2010. Unlike many funds that only attempt to maximize pre-tax returns, we also seek to maximize after-tax returns, and those efforts have allowed us to lower and defer taxes for our shareholders.

Unilever (UL – $31)

Unilever is among the world's largest packaged goods companies, selling home-care, personal-care and food products. Its well-known brand names include Dove, Lipton, Knorr and Ben & Jerry's. With roots that go back to the 19th century, Unilever's brands are well-known across the globe. Most appealing to us is the 50% of revenue it generates from emerging markets. This gives it the largest percentage among its peers in what have been, and what we believe are likely to continue being, the fastest-growing markets. Despite that, Unilever stock sells at only 13 times projected earnings for 2012, a discount to most of its peers. Unilever stock is down from a high of $38 at the end of 2007 despite EPS7 increasing about 20%. The stock also has an attractive dividend yield of 3.6%, meaning that owners of Unilever do not need to sacrifice current income to gain exposure to its attractive growth potential.

William C. Nygren, CFA Portfolio Manager oakmx@oakmark.com	Kevin G. Grant, CFA Portfolio Manager oakmx@oakmark.com

December 31, 2010

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—December 31, 2010 (Unaudited)

Name	Shares Held	Value
Common Stocks—94.8%
Advertising—1.6%
Omnicom Group, Inc.	1,316,254	$60,284,433
Aerospace & Defense—3.0%
The Boeing Co.	900,000	58,734,000
Northrop Grumman Corp.	860,000	55,710,800
		114,444,800
Air Freight & Logistics—1.1%
FedEx Corp.	460,000	42,784,600
Asset Management & Custody Banks—4.1%
State Street Corp.	1,660,000	76,924,400
Bank of New York Mellon Corp.	2,489,630	75,186,826
		152,111,226
Broadcasting—1.5%
Discovery Communications, Inc., Class C (a)	1,500,140	55,040,137
Cable & Satellite—3.9%
Comcast Corp., Class A	4,220,000	87,818,200
DIRECTV, Class A (a)	1,499,155	59,861,259
		147,679,459
Catalog Retail—2.0%
Liberty Media Corp. - Interactive, Class A (a)	4,805,000	75,774,850
Communications Equipment—1.6%
Cisco Systems, Inc. (a)	2,950,000	59,678,500
Computer & Electronics Retail—1.9%
Best Buy Co., Inc.	2,110,000	72,351,900
Computer Hardware—3.7%
Apple, Inc. (a)	220,000	70,963,200
Dell, Inc. (a)	5,120,000	69,376,000
		140,339,200
Consumer Finance—1.9%
Capital One Financial Corp.	1,694,800	72,130,688
Data Processing & Outsourced Services—4.6%
MasterCard, Inc., Class A	285,000	63,871,350
Automatic Data Processing, Inc.	1,275,000	59,007,000
Western Union Co.	2,690,000	49,953,300
		172,831,650

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—94.8% (cont.)
Department Stores—1.8%
Kohl's Corp. (a)	1,211,900	$65,854,646
Distillers & Vintners—1.8%
Diageo PLC (b)	896,000	66,599,680
Diversified Banks—1.8%
Wells Fargo & Co.	2,200,000	68,178,000
Drug Retail—2.0%
Walgreen Co.	1,965,000	76,556,400
Electronic Manufacturing Services—2.5%
Tyco Electronics, Ltd. (c)	2,629,500	93,084,300
Health Care Equipment—5.0%
Medtronic, Inc.	2,100,000	77,889,000
Covidien PLC (c)	1,540,000	70,316,400
Baxter International, Inc.	750,000	37,965,000
		186,170,400
Home Improvement Retail—2.0%
The Home Depot, Inc.	2,131,500	74,730,390
Housewares & Specialties—2.0%
Fortune Brands, Inc.	1,220,000	73,505,000
Hypermarkets & Super Centers—1.8%
Wal-Mart Stores, Inc.	1,270,000	68,491,100
Industrial Conglomerates—3.0%
Tyco International, Ltd. (c)	1,600,000	66,304,000
3M Co.	540,000	46,602,000
		112,906,000
Industrial Machinery—1.5%
Illinois Tool Works, Inc.	1,075,000	57,405,000
Integrated Oil & Gas—3.0%
Cenovus Energy, Inc. (c)	1,930,000	64,153,200
Exxon Mobil Corp.	660,000	48,259,200
		112,412,400
Internet Software & Services—1.9%
eBay, Inc. (a)	2,540,000	70,688,200

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—94.8% (cont.)
Life & Health Insurance—1.2%
Aflac, Inc.	800,000	$45,144,000
Motorcycle Manufacturers—1.6%
Harley-Davidson, Inc.	1,712,000	59,355,040
Movies & Entertainment—4.5%
Viacom, Inc., Class B	1,839,745	72,872,300
Time Warner, Inc.	1,942,566	62,492,348
The Walt Disney Co.	850,000	31,883,500
		167,248,148
Oil & Gas Exploration & Production—0.9%
Encana Corp. (c)	1,140,000	33,196,800
Other Diversified Financial Services—2.8%
JPMorgan Chase & Co.	1,430,000	60,660,600
Bank of America Corp.	3,471,000	46,303,140
		106,963,740
Packaged Foods & Meats—1.3%
Unilever PLC (b)	950,000	29,336,000
H.J. Heinz Co.	400,000	19,784,000
		49,120,000
Pharmaceuticals—6.6%
Bristol-Myers Squibb Co.	2,650,000	70,172,000
GlaxoSmithKline PLC (b)	1,565,000	61,379,300
Johnson & Johnson	980,000	60,613,000
Merck & Co., Inc.	1,571,535	56,638,121
		248,802,421
Property & Casualty Insurance—1.7%
Allstate Corp.	2,000,000	63,760,000
Restaurants—1.6%
McDonald's Corp.	769,000	59,028,440
Semiconductor Equipment—2.0%
Applied Materials, Inc.	5,450,000	76,572,500
Semiconductors—4.5%
Texas Instruments, Inc.	2,650,000	86,125,000
Intel Corp.	3,850,000	80,965,500
		167,090,500
Specialized Consumer Services—1.2%
H&R Block, Inc.	3,698,600	44,050,326

OAKMARK FUND

OAKMARK FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—94.8% (cont.)
Systems Software—3.9%
Oracle Corp.	2,450,000	$76,685,000
Microsoft Corp.	2,450,000	68,404,000
		145,089,000
Total Common Stocks (Cost: $2,448,169,758)		$3,557,453,874
Short Term Investment—5.3%
Repurchase Agreement—5.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.14% dated 12/31/2010 due 1/3/2011, repurchase price $197,269,893, collateralized by Federal National Mortgage Association Bonds, with rates from 2.250% - 5.000%, with maturities from 3/15/2016 - 3/28/2016, and with a fair value plus accrued interest of $201,217,072 (Cost: $197,267,592)	$197,267,592	197,267,592
Total Short Term Investment (Cost: $197,267,592)		$197,267,592
Total Investments (Cost: $2,645,437,350)—100.1%		3,754,721,466
Liabilities In Excess of Other Assets—(0.1)%		(3,428,452)
Total Net Assets—100%		$3,751,293,014

(a)  Non-income producing security.

(b)  Represents a Sponsored American Depositary Receipt.

(c)  Represents a foreign domiciled corporation.

OAKMARK FUND

OAKMARK SELECT FUND

Report from Bill Nygren and Henry Berghoef, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (12/31/10) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX3 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/96)
Oakmark Select Fund (Class I)	7.28%	13.24%	1.46%	5.82%	12.37%
S&P 500	10.76%	15.06%	2.29%	1.41%	6.04%
Lipper Multi-Cap Value Index[8]	10.83%	14.54%	0.93%	3.56%	6.27%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/10 was 1.08%

Past Performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee on shares redeemed within 90 days of purchase. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Select Fund increased in value by 7% during the quarter ended December 31, 2010. Though a gain of 7% in a quarter is always welcome, it was a disappointing performance relative to the 11% increase in the S&P 500. The S&P increase brought its calendar-year return to 15%, surpassing the 13% gain for Oakmark Select. Investors appeared to gain confidence that an economic recovery would continue. Stocks of companies whose earnings are most sensitive to the economy tended to increase the most, and our portfolio is not weighted heavily to cyclicals.

Five of the 21 stocks in Oakmark Select decreased in value during the past quarter: Bristol-Myers, DirecTV, Discovery Communications, H&R Block and Best Buy. Bristol-Myers, DirecTV and Discovery had been strong performers during the recession, both as businesses and as stocks. Though those businesses continued to perform well during the quarter, the stocks suffered single-digit losses. Despite the quarterly losses, Discovery and DirecTV were still among our best performers for the year, gaining 38% and 20%, respectively. H&R Block and Best Buy reported disappointing fundamental results during the quarter. Block lost funding for its refund-anticipation loans. Regulators decided that consumers should not be willing to pay so much to get their refunds faster, and prohibited lenders from funding Block's program. Although this action will hurt Block's earnings this year, profits from these loans are barely a double-digit percentage of earnings and replacement products should eventually recapture most of the lost profit. Therefore, our opinion that Block stock is significantly undervalued is unchanged. Best Buy reported disappointing November sales that led to a 15% decline in its stock price. Investors expressed concern that consumers were increasingly focused on price, and competitors such as Amazon and Wal-Mart are well-positioned in the entry-level price points. Like most specialty retailers, Best Buy offers superior merchandise and service compared to its mass-market competitors. However, unlike many specialty stores, Best Buy's prices are very competitive at the lower end of its offerings, where it directly competes with discount stores. Best Buy's results have been volatile over the past two years, with four quarters showing surprisingly good results and four showing poor results. In total, for the past two years, Best Buy has gained market share of a growing market, and has shown good earnings growth. We expect this good performance to continue as customers react favorably to Best Buy's competitive pricing, broad product assortment, knowledgeable sales force and—unlike its Internet competitors—same-day availability with in-home service.

OAKMARK SELECT FUND

On the positive side of the portfolio, shares of Newfield Exploration increased in value by 26% in the quarter. Newfield stock has been a good performer since our purchase two years ago. In addition to narrowing the gap between stock price and estimated business value, new investments, especially in the Eagle Ford Shale in Texas, have added substantially to our business value estimate. During the quarter we neither established nor eliminated any positions.

William C. Nygren, CFA Portfolio Manager oaklx@oakmark.com	Henry R. Berghoef, CFA Portfolio Manager oaklx@oakmark.com

December 31, 2010

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Schedule of Investments—December 31, 2010 (Unaudited)

Name	Shares Held	Value
Common Stocks—95.5%
Broadcasting—8.7%
Discovery Communications, Inc., Class C (a)	6,009,500	$220,488,555
Cable & Satellite—8.5%
Comcast Corp., Class A	5,950,000	123,819,500
DIRECTV, Class A (a)	2,297,949	91,757,104
		215,576,604
Catalog Retail—6.1%
Liberty Media Corp. - Interactive, Class A (a)	9,800,000	154,546,000
Computer & Electronics Retail—4.1%
Best Buy Co., Inc.	3,000,000	102,870,000
Computer Hardware—3.8%
Dell, Inc. (a)	7,113,000	96,381,150
Consumer Finance—4.1%
Capital One Financial Corp.	2,410,600	102,595,136
Data Processing & Outsourced Services—3.8%
Western Union Co.	5,165,400	95,921,478
Electronic Manufacturing Services—6.8%
Tyco Electronics, Ltd. (b)	4,867,838	172,321,465
Health Care Equipment—4.1%
Medtronic, Inc.	2,800,000	103,852,000
Independent Power Producers & Energy Traders—4.2%
Calpine Corp. (a)	7,854,600	104,780,364
Integrated Oil & Gas—4.4%
Cenovus Energy, Inc. (b)	3,324,800	110,516,352
Internet Software & Services—4.1%
eBay, Inc. (a)	3,750,000	104,362,500
Movies & Entertainment—3.8%
Time Warner, Inc.	2,960,666	95,244,625
Oil & Gas Exploration & Production—4.8%
Newfield Exploration Co. (a)	1,680,000	121,144,800

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OAKMARK SELECT FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Shares Held/ Par Value	Value
Common Stocks—95.5% (cont.)
Other Diversified Financial Services—7.5%
JPMorgan Chase & Co.	2,494,000	$105,795,480
Bank of America Corp.	6,195,100	82,642,634
		188,438,114
Pharmaceuticals—4.3%
Bristol-Myers Squibb Co.	4,110,200	108,838,096
Semiconductors—9.3%
Texas Instruments, Inc.	3,975,000	129,187,500
Intel Corp.	5,047,000	106,138,410
		235,325,910
Specialized Consumer Services—3.1%
H&R Block, Inc.	6,469,600	77,052,936
Total Common Stocks (Cost: $1,740,738,111)		$2,410,256,085
Short Term Investment—4.6%
Repurchase Agreement—4.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.14% dated 12/31/2010 due 1/3/2011, repurchase price $115,181,835, collateralized by a Federal Home Loan Mortgage Corp. Bond, with a rate of 5.250%, with a maturity of 4/18/2016, and with a fair value plus accrued interest of $80,590,556, and by a Federal National Mortgage Association Bond, with a rate of 2.250%, with a maturity of 3/28/2016, and with a fair value plus accrued interest of $36,896,119 (Cost: $115,180,491)	$115,180,491	115,180,491
Total Short Term Investment (Cost: $115,180,491)		$115,180,491
Total Investments (Cost: $1,855,918,602)—100.1%		2,525,436,576
Liabilities In Excess of Other Assets—(0.1)%		(3,044,273)
Total Net Assets—100%		$2,522,392,303

(a)  Non-income producing security.

(b)  Represents a foreign domiciled corporation.

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

Report from Clyde S. McGregor and Edward A. Studzinski, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (12/31/10) AS COMPARED TO THE LIPPER BALANCED FUND INDEX9 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark Equity & Income Fund (Class I)	7.44%	9.50%	6.42%	8.81%	11.28%
Lipper Balanced Fund Index	6.03%	11.90%	3.91%	3.71%	6.59%
S&P 500[3]	10.76%	15.06%	2.29%	1.41%	7.09%
Barclays Capital U.S. Govt./Credit[10]	-2.17%	6.59%	5.56%	5.83%	6.10%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/10 was 0.79%

Past Performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

"Expenditure always is popular; the only unpopular part about it is the raising of the money to finance the expenditure."

Winston S. Churchill

The Equity and Income Fund achieved a return of 7% in the quarter ended December 31, 2010, which contrasts to the 6% reported by Lipper for its Balanced Fund Index. For the 2010 calendar year, the Fund generated a 10% total return while the Lipper Balanced Fund Index returned 12% over the same period. The Equity and Income Fund has also returned 9% compounded annually over the past 10 years versus 4% for the Lipper Balanced Fund Index. Although we are pleased that our absolute performance improved in the second half of 2010, we recognize that our conservatism caused us to underweight equities, which held back our overall results. The Federal Reserve's ongoing program of quantitative easing has intervened in the capital markets and looks to have produced the obvious outcome by driving many investors into riskier investments, including equities, especially as bank savings and money market funds no longer generate adequate returns for the average household.

In this environment, meeting our goal of capital preservation while generating a real rate of return has continued to prove stressful. In this past quarter, rates at the long end of the Treasury curve began to increase—a move that appears to have been unanticipated by the Federal Reserve when it began repurchasing Treasuries in September. Indeed, although Wall Street profited as the Federal Reserve's agent for those bond repurchases, the increase in interest rates wreaked havoc on those investors who had deserted the equity markets for the presumed safety of fixed income. China also appears to have profited from the Treasury's program, as there are some indications that one of the biggest sellers of U.S. Treasury securities during the quarter was the Chinese central bank. Perhaps the general lesson to be considered is that, while the American economy as a whole may still be floundering, the transfer of wealth on a wholesale basis from one segment of society to another appears to continue unabated.

Given the choices that we faced, we elected not to "fight the Fed." We increased our equity allocation, ending the year at 68%. We reduced the fixed-income portfolio allocation to 27%. Within that allocation, the duration of the fixed-income portfolio was lowered to 2.1 years, mainly by selling our longer-duration fixed-coupon investments, both domestic and international. Within the fixed-income portfolio, we increased our investments primarily into floating-rate agency securities, which will reset on a monthly basis and are designed to perform defensively in a rising-rate environment. These adjustments have dampened the volatility for the fixed-income portion of the portfolio. At this juncture, with the exception of Treasury Inflation-Protected Securities (and their

OAKMARK EQUITY AND INCOME FUND

international equivalents), we see little merit in investing in longer-term fixed-coupon instruments.

The strongest contributor to performance during the quarter was Walter Energy, a supplier of metallurgical coal, a resource that continues to be in demand from emerging economies. Walter announced that it will acquire a Canadian company, Western Coal, which will give the company its first access to Asian markets while also increasing its asset reserves. The next strongest contributor was Sara Lee, a company in the midst of what appears to be the last of many restructurings in recent years, as it shrinks either to having an extremely profitable remaining core coffee business or to being acquired. The next three biggest contributors to performance were Cenovus Energy, Concho Resources and Apache Exploration, all in the energy area with a heavy bias toward oil. This reflects an increase in the price of oil along with a resumption of emerging-market demand for same. A final large positive contributor was General Dynamics, an aerospace/defense company that rebounded from fears of defense-spending cuts when its Gulfstream jet business recovered faster than anticipated from a perceived industry downturn.

The worst performer for the quarter was Cisco Systems, a technology company that reported weakened orders that generated fears of a company-specific downturn in the technology spend of American businesses. We considered this to be an overreaction and added to our position at attractive prices. The other worst performer for the quarter was EnCana, which had been weakening due to lower-than-anticipated natural gas prices despite an extremely cold fall and winter. We were in the process of exiting the investment and have subsequently done so.

Portfolio activity in this quarter was above average. Only one investment, EnCana, was eliminated during the quarter. As we previously discussed in our piece about disruptive technologies, we remain concerned about the prospects for natural gas producers, and we have slanted our energy holdings towards those companies that tilt more toward oil.

We added new positions in Arris Group, C.R. Bard, Chicago Mercantile Exchange, Del Monte Foods, Home Shopping Network, MasterCard, Philip Morris International, Texas Instruments, UnitedHealth and Ultra Petroleum. Arris Group is a leading supplier of networking equipment to the cable industry, and it has successfully competed against much larger companies, including Cisco and Motorola. Its stock price was a bargain compared to its competition. C.R. Bard is a well-run medical equipment company that has historically generated high returns on its capital while continually growing its business value. Chicago Mercantile Exchange is one of the leading options and futures exchanges in the world, clearing a very diversified book of trades. It represents a toll business model, which we feel provides a lower risk way to participate in the explosive growth of global capital markets. Del Monte Foods was, more than anything else, a pet-food company—this product line generated more than 60% of its sales. We speak of it in the past tense because it has received a takeover bid of $19 per share. Home Shopping Network is a cable shopping business in turn-around mode, and we initiated our position at what we felt was a bargain price. MasterCard is one of the largest payment processors in the world and recently became public after having been owned by a group of bank investors. It represents another toll business, generating an ever-increasing volume of transactions as world monetary transactions increasingly go paperless. Philip Morris International is the spin-off from Altria, and it represents a very well-run global tobacco business that has huge exposure to emerging markets and no exposure to the markets and litigation system of the United States. Texas Instruments is a technology company in the semiconductor business and is perhaps the leading global producer of analog products. It was available at what we believe was a discount to its competitors in the marketplace. UnitedHealth is a best-in-class managed-care company that was seen as too cheap by our internal analysis relative to its competition and the quality of its management and business. Ultra Petroleum is an oil and gas exploration company limited to onshore exploration in the United States and with major positions in Wyoming and Pennsylvania. It was available at what we perceived as a substantial discount to its reserve asset value.

Millions for Defense but.......

We get a recurring question that concerns our continuing investment in aerospace and defense. At over 10.5% of the total portfolio, it represents a very healthy weighting—indeed an overweighting—in the face of many people's desire to cut unnecessary spending in the government budget. Our take on this is rather simple. First, defense cannot go to zero overnight. The budgetary and procurement process does not work that way. Second, with an economy that has seen a loss of high-paying, skilled manufacturing jobs due to outsourcing, cutting defense at this point would be cutting off our proverbial nose to spite our face. The jobs in aerospace require some of the most skilled industrial labor and are among the highest-paying positions remaining in the United States. These workers produce best-in-class products that cannot be outsourced overseas due to national-security concerns. We are more than willing to compare the trickle-down effect from a thousand jobs building a nuclear submarine in New London, CT, or Newport News, VA, to a thousand jobs in those areas ringing up purchases at fast-food restaurants or retail stores. The third argument we hear, of course, is that with the drawdown from Iraq almost finished and Afghanistan not requiring as much in the way of troops or equipment, the defense budget can easily be cut dramatically. Unfortunately, those arguments ignore the impact of deferred maintenance when you chew up equipment from overuse in conflicts. Much of our equipment now needs to be replaced or refurbished just to bring us back to where we were before the second Iraq war began. Most of the country's National Guard units lack equipment—they left much of it overseas upon returning from their deployments. President Obama discovered the problems of deferring spending and maintenance to his chagrin when U.S. ships were ordered to Haiti in early 2010 to help with a hurricane relief effort and a number of them broke down on the way. Finally, the continuing threat of terrorism will require spending to deal with both cyberthreats

OAKMARK EQUITY AND INCOME FUND

and to provide increasingly real-time intelligence for so-called "black" operations. In conclusion, we think the worst-case scenario for defense and aerospace is status quo, which is better than the consensus view at this point. We think a more realistic scenario is that the level of spending will ultimately increase, albeit in different weapons systems more attuned to the asymmetric conflicts that represent the nature of today's warfare.

The Lost Generation

Much has been made of the fact that, looking backwards, the first 10 years of this century turned out to be a lost decade for equity returns. Looking at where we are now, we hear from pundits that this will be the lost decade of fixed-income returns. In one sense, we think that is true, although the recent beginnings of rate increases mean that the business models for insurance companies (and individuals) will ultimately begin to work again when they have real asset-allocation choices going forward. However, we do not think it necessarily means that stocks overall are cheap and attractive. On a relative basis that may be so, but stocks as a group only look cheap if you assume that companies' operating margins, many of which are considerably elevated over their long-term averages, will continue to increase. Continued expansion of those operating margins requires either different or suspended levels of capital expenditure to be reinvested in the businesses going forward. It also assumes no mean reversion to either long-term company-specific or industrial trend margins. We think that is an outlier probability.

Since we tend to look at our portfolio on a bottom-up basis and build it stock by stock, it is not surprising that we have been attracted individually to equities, especially in technology and health care services, where margins still have the potential for expansion. Many of our selections reflect company-specific opportunities identified by our dedicated team of analysts. That said, technology and health care services also generate a lot of fear these days because their outlooks are murkier than in recent years. Therefore, we continue to reiterate that an investor in this Fund needs to be comfortable with the fact that your managers (and fellow investors) will often be out of synch with conventional wisdom and what you hear in the daily market reviews. A cheery consensus is neither what we ascribe to nor seek. Our focus is the long term, which we think now may require extending our definition of the long term. We believe this will allow us to remain competitive in a world of trade-a-day and risk-on/risk-off investors. The opportunities we see are changing and the nature of what is a "good business" is perhaps evolving. That said, we will most likely be early in our investment decisions. Our commitment continues to be to learn from our mistakes. We continue to search for compelling, sustainable value opportunities. We will write to you again at the end of the next quarter concerning our progress in those pursuits.

Clyde S. McGregor, CFA Portfolio Manager oakbx@oakmark.com	Edward A. Studzinski, CFA Portfolio Manager oakbx@oakmark.com

December 31, 2010

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2010 (Unaudited)

Name	Shares Held	Value
Common Stocks—67.7%
Aerospace & Defense—10.6%
General Dynamics Corp.	8,100,000	$574,776,000
ITT Corp.	8,000,000	416,880,000
L-3 Communications Holdings, Inc.	5,400,000	380,646,000
Goodrich Corp.	4,293,700	378,146,159
Rockwell Collins, Inc.	4,426,736	257,901,639
Teledyne Technologies, Inc. (a)	1,097,314	48,248,897
		2,056,598,695
Apparel Retail—1.7%
The TJX Cos., Inc.	6,000,000	266,340,000
Foot Locker, Inc.	3,000,000	58,860,000
		325,200,000
Application Software—0.2%
Mentor Graphics Corp. (a)	3,823,749	45,884,988
Broadcasting—1.9%
Scripps Networks Interactive, Inc., Class A	7,000,000	362,250,000
Catalog Retail—0.1%
HSN, Inc. (a)	440,600	13,499,984
Communications Equipment—1.3%
Cisco Systems, Inc. (a)	12,500,000	252,875,000
Arris Group, Inc. (a)	700,000	7,854,000
		260,729,000
Computer Hardware—0.2%
Diebold, Inc.	1,325,000	42,466,250
Construction Materials—0.6%
Martin Marietta Materials, Inc.	1,215,528	112,120,303
Data Processing & Outsourced Services—1.2%
Broadridge Financial Solutions, Inc.	6,750,000	148,027,500
MasterCard, Inc., Class A	400,000	89,644,000
		237,671,500
Distillers & Vintners—2.3%
Diageo PLC (b)	6,000,000	445,980,000
Diversified Metals & Mining—2.0%
Walter Energy, Inc.	3,000,000	383,520,000
Drug Retail—1.5%
CVS Caremark Corp.	8,500,000	295,545,000

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—67.7% (cont.)
Electrical Components & Equipment—1.3%
Rockwell Automation Inc.	3,609,600	$258,844,416
Electronic Manufacturing Services—0.7%
Tyco Electronics, Ltd. (c)	4,000,000	141,600,000
Health Care Distributors—0.1%
PharMerica Corp. (a)	1,920,000	21,984,000
Health Care Equipment—8.7%
Hospira, Inc. (a)	8,000,000	445,520,000
Varian Medical Systems, Inc. (a)	5,700,000	394,896,000
Covidien PLC (c)	8,173,000	373,179,180
Boston Scientific Corp. (a)	32,000,000	242,240,000
Steris Corp.	2,873,300	104,760,518
Kinetic Concepts, Inc. (a)	2,500,000	104,700,000
CR Bard, Inc.	251,241	23,056,386
		1,688,352,084
Health Care Services—2.7%
Laboratory Corp. of America Holdings (a)	4,935,000	433,885,200
Omnicare, Inc.	3,400,000	86,326,000
		520,211,200
Home Furnishings—0.9%
Mohawk Industries, Inc. (a)	2,500,000	141,900,000
Leggett & Platt, Inc.	1,327,656	30,217,450
		172,117,450
Home Improvement Retail—2.1%
The Home Depot, Inc.	11,500,000	403,190,000
Industrial Machinery—2.1%
Flowserve Corp.	2,200,000	262,284,000
Pentair, Inc.	4,200,000	153,342,000
		415,626,000
Integrated Oil & Gas—3.6%
Cenovus Energy, Inc. (c)	21,100,000	701,364,000
Life Sciences Tools & Services—0.5%
PerkinElmer, Inc.	3,500,000	90,370,000
Managed Health Care—0.5%
UnitedHealth Group, Inc.	2,756,899	99,551,623

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Shares Held	Value
Common Stocks—67.7% (cont.)
Marine—0.3%
Kirby Corp. (a)	1,186,302	$52,256,603
Mortgage REITs—0.1%
Walter Investment Management Corp.	1,035,000	18,567,900
Office Services & Supplies—0.1%
Mine Safety Appliances Co.	300,000	9,339,000
Oil & Gas Drilling—0.3%
Patterson-UTI Energy, Inc.	2,600,000	56,030,000
Oil & Gas Exploration & Production—4.6%
Apache Corp.	4,000,000	476,920,000
Concho Resources, Inc. (a)	4,000,000	350,680,000
Ultra Petroleum Corp. (a)	1,325,000	63,295,250
		890,895,250
Packaged Foods & Meats—7.4%
Nestle SA (b) (d)	10,905,500	638,582,458
Sara Lee Corp.	24,500,000	428,995,000
Unilever PLC (b)	10,300,000	318,064,000
Del Monte Foods Co.	2,835,812	53,313,266
		1,438,954,724
Reinsurance—1.6%
PartnerRe, Ltd. (c)	3,900,000	313,365,000
Semiconductors—1.2%
Texas Instruments, Inc.	7,100,000	230,750,000
Specialized Consumer Services—0.3%
Weight Watchers International, Inc.	1,780,000	66,732,200
Specialized Finance—0.5%
CME Group, Inc.	330,000	106,177,500
Specialty Stores—0.7%
Tractor Supply Co.	2,734,600	132,600,754
Systems Software—2.7%
Microsoft Corp.	18,500,000	516,520,000

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Shares Held/ Par Value		Value
Common Stocks—67.7% (cont.)
Tobacco—1.1%
Philip Morris International, Inc.		3,600,000	$210,708,000
Total Common Stocks (Cost: $9,790,405,683)			$13,137,573,424
Fixed Income—27.3%
Asset Backed Securities—0.1%
Airlines—0.1%
Delta Air Lines Series 2001-1 Class A-2 Pass Through Trust, 7.111%, due 3/18/2013		$14,160,000	$14,620,200
Convertible Debt—0.1%
Health Care Equipment—0.1%
Medtronic, Inc., 1.50%, due 4/15/2011		25,000,000	25,000,000
Corporate Bonds—0.2%
Paper Packaging—0.1%
Sealed Air Corp., 144A, 5.625%, due 7/15/2013 (e)		18,740,000	19,802,258
Property & Casualty Insurance—0.0%
Fund American Cos., Inc., 5.875%, due 5/15/2013		10,000,000	10,361,940
Semiconductor Equipment—0.1%
ASML Holding NV, 5.75%, due 6/13/2017	EUR	9,660,000	13,572,679
Total Corporate Bonds (Cost: $36,021,795)			$43,736,877
Government and Agency Securities—26.9%
Canadian Government Bonds—0.8%
Canadian Government Bond, 1.25%, due 6/1/2011	CAD	98,870,000	$99,489,491
Canadian Government Bond, 4.25%, due 12/1/2021	CAD	35,323,750	47,805,898
			147,295,389
German Government Bond—0.2%
German Government Inflation Linked Bond, 1.50%, due 4/15/2016	EUR	27,293,250	38,694,934
New Zealand Government Bonds—0.1%
New Zealand Government Bond, 6.00%, due 11/15/2011	NZD	20,000,000	15,931,518

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Par Value	Value
Fixed Income—27.3% (cont.)
U.S. Government Agencies—5.2%
Federal National Mortgage Association, 0.281%, due 11/23/2012 (f)	$100,000,000	$99,951,000
Federal Home Loan Mortgage Corp., 0.33%, due 10/12/2012 (f)	95,400,000	95,635,924
Federal Farm Credit Bank, 0.151%, due 2/22/2012 (f)	93,700,000	93,581,376
Federal National Mortgage Association, 0.281%, due 8/23/2012 (f)	80,000,000	79,979,360
Federal Farm Credit Bank, 0.282%, due 10/12/2012 (f)	78,500,000	78,470,484
Federal Farm Credit Bank, 0.286%, due 11/5/2012 (f)	50,000,000	49,976,950
Federal Farm Credit Bank, 0.29%, due 8/20/2012 (f)	47,700,000	47,664,845
Federal Farm Credit Bank, 0.321%, due 6/26/2013 (f)	42,950,000	42,934,881
Federal Farm Credit Bank, 0.311%, due 4/26/2013 (f)	42,900,000	42,884,256
Federal Farm Credit Bank, 3.875%, due 11/13/2012	38,645,000	40,944,339
Federal Farm Credit Bank, 0.316%, due 12/6/2013 (f)	28,500,000	28,461,439
Federal Home Loan Mortgage Corp., 0.19%, due 1/13/2012 (f)	23,850,000	23,818,208
Federal Farm Credit Bank, 0.272%, due 6/12/2013 (f)	23,720,000	23,684,017
Federal Home Loan Mortgage Corp., 0.75%, due 3/28/2013 (g)	23,500,000	23,512,925
Federal Home Loan Bank, 1.00%, due 3/15/2013 (g)	20,000,000	20,021,120
Federal National Mortgage Association, 1.00%, due 3/15/2013 (g)	20,000,000	20,016,560
Federal Home Loan Bank, 1.30%, due 1/25/2013 (g)	20,000,000	20,006,060
Federal National Mortgage Association, 1.00%, due 2/11/2013 (g)	18,500,000	18,510,767
Federal Farm Credit Bank, 0.301%, due 12/20/2013 (f)	18,500,000	18,468,143
Federal Home Loan Bank, 1.25%, due 3/30/2015 (g)	12,200,000	12,311,789
Federal Farm Credit Bank, 0.333%, due 4/12/2012 (f)	11,400,000	11,399,818
Federal Farm Credit Bank, 3.85%, due 2/11/2015	9,415,000	10,228,889
Federal National Mortgage Association, 1.00%, due 9/18/2012 (g)	9,500,000	9,509,766
Federal Home Loan Mortgage Corp., 0.75%, due 7/29/2013 (g)	9,500,000	9,497,720
Federal National Mortgage Association, 0.65%, due 8/16/2013 (g)	9,500,000	9,497,653
Federal National Mortgage Association, 1.25%, due 8/10/2015 (g)	9,500,000	9,493,217
Federal Home Loan Bank, 2.00%, due 12/24/2014 (g)	5,500,000	5,622,859
Federal National Mortgage Association, 1.50%, due 1/12/2015 (g)	5,000,000	5,001,590
Federal National Mortgage Association, 1.00%, due 8/25/2015 (g)	5,000,000	4,999,085

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Par Value	Value
Fixed Income—27.3% (cont.)
U.S. Government Agencies—5.2% (cont.)
Federal National Mortgage Association, 1.00%, due 8/25/2014 (g)	$5,000,000	$4,982,735
Federal Home Loan Mortgage Corp., 1.25%, due 3/16/2015 (g)	4,800,000	4,811,866
Federal Home Loan Bank, 2.00%, due 9/16/2015 (g)	4,700,000	4,774,119
Federal Home Loan Mortgage Corp., 1.00%, due 3/15/2013 (g)	4,750,000	4,754,850
Federal National Mortgage Association, 1.00%, due 3/15/2013 (g)	4,750,000	4,752,527
Federal National Mortgage Association, 2.00%, due 3/30/2016 (g)	4,700,000	4,751,155
Federal Home Loan Bank, 1.375%, due 9/16/2013 (g)	4,700,000	4,728,590
Federal National Mortgage Association, 1.00%, due 9/30/2013 (g)	4,700,000	4,722,217
Federal National Mortgage Association, 2.00%, due 3/26/2015 (g)	4,600,000	4,719,241
Federal National Mortgage Association, 1.25%, due 2/25/2015 (g)	4,650,000	4,657,719
Federal National Mortgage Association, 1.25%, due 8/6/2015 (g)	4,500,000	4,513,729
		1,008,253,788
U.S. Government Bonds—0.6%
United States Treasury Bond, 2.50%, due 1/15/2029, Inflation Indexed	101,864,000	115,583,859
U.S. Government Notes—20.0%
United States Treasury Note, 3.50%, due 1/15/2011, Inflation Indexed	628,290,000	628,928,343
United States Treasury Note, 1.375%, due 7/15/2018, Inflation Indexed	507,100,000	534,396,179
United States Treasury Note, 1.25%, due 7/15/2020, Inflation Indexed	501,415,000	513,401,827
United States Treasury Note, 2.875%, due 1/31/2013	483,005,000	505,947,737
United States Treasury Note, 2.125%, due 1/15/2019, Inflation Indexed	381,990,000	422,695,618
United States Treasury Note, 1.125%, due 6/15/2013	250,000,000	252,050,000
United States Treasury Note, 0.375%, due 8/31/2012	125,000,000	124,775,375
United States Treasury Note, 1.50%, due 7/15/2012	100,000,000	101,660,200
United States Treasury Note, 1.375%, due 9/15/2012	100,000,000	101,449,200
United States Treasury Note, 1.375%, due 5/15/2012	100,000,000	101,328,100
United States Treasury Note, 1.00%, due 4/30/2012	100,000,000	100,809,000
United States Treasury Note, 1.00%, due 3/31/2012	100,000,000	100,766,000

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Par Value		Value
Fixed Income—27.3% (cont.)
U.S. Government Notes—20.0% (cont.)
United States Treasury Note, 1.00%, due 12/31/2011		$100,000,000	$100,652,300
United States Treasury Note, 0.875%, due 2/29/2012		100,000,000	100,582,000
United States Treasury Note, 0.875%, due 1/31/2012		100,000,000	100,558,600
United States Treasury Note, 0.625%, due 6/30/2012		100,000,000	100,297,000
			3,890,297,479
Total Government and Agency Securities (Cost: $5,128,789,386)			$5,216,056,967
Total Fixed Income (Cost: $5,204,681,370)			$5,299,414,044
Short Term Investments—4.9%
Canadian Treasury Bills—1.3%
Canadian Treasury Bills, 0.84% - 1.35%, due 3/17/2011 - 11/24/2011 (h) (Cost: $242,455,257)	CAD	250,000,000	$249,762,395
Commercial Paper—0.6%
American Honda Finance Corp., 0.20%, due 1/19/2011 (h)		$9,323,000	9,322,068
Medtronic, Inc. 144A, 0.20%, due 1/4/2011 - 2/16/2011 (e) (h)		40,725,000	40,716,083
Procter & Gamble International Funding, 144A, 0.17%, due 1/7/2011 (e) (h)		25,000,000	24,999,292
Toyota Motor Credit Corp., 0.23%, due 2/28/2011 (h)		30,000,000	29,987,757
Wellpoint, Inc. 144A, 0.30%, due 2/1/2011 (e) (h)		14,850,000	14,845,855
Total Commercial Paper (Cost: $119,868,475)			119,871,055
U.S. Government Notes—1.6%
United States Treasury Notes, 0.29% - 0.32%, due 9/30/2011 - 11/30/2011 (h)		300,000,000	301,519,500
Total U.S. Government Notes (Cost: $301,512,633)			301,519,500

OAKMARK EQUITY AND INCOME FUND

OAKMARK EQUITY AND INCOME FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Par Value	Value
Short Term Investments—4.9% (cont.)
Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.14% dated 12/31/2010 due 1/3/2011, repurchase price $279,561,889, collateralized by Federal Home Loan Mortgage Corp. Bonds, with rates from 1.750% - 3.800%, with maturities from 11/17/2015 - 3/9/2016, and with an aggregate fair value plus accrued interest of $248,277,183 and by a Federal National Mortgage Association Bond, with a rate of 5.000%, with a maturity of 3/15/2016, and with a fair value plus accrued interest of $36,875,403 (Cost: $279,558,627)	$279,558,627	$279,558,627
Total Short Term Investments (Cost: $943,394,992)		$950,711,577
Total Investments (Cost: $15,938,482,045)—99.9%		19,387,699,045
Other Assets In Excess of Liabilities—0.1%		19,660,418
Total Net Assets—100%		$19,407,359,463

(a)  Non-income producing security.

(b)  Represents a Sponsored American Depositary Receipt.

(c)  Represents a foreign domiciled corporation.

(d)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

(f)  Floating Rate Note. Rate shown is as of December 31, 2010.

(g)  Step-Coupon.

(h)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

Key to abbreviations:

CAD: Canadian Dollar

EUR: Euro

NZD: New Zealand Dollar

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

Report from Clyde S. McGregor and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (12/31/10) AS COMPARED TO THE MSCI WORLD INDEX11 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (8/4/99)
Oakmark Global Fund (Class I)	10.69%	15.74%	5.77%	11.74%	11.63%
MSCI World	8.95%	11.76%	2.43%	2.31%	2.14%
Lipper Global Fund Index[12]	9.08%	13.39%	3.47%	3.22%	3.89%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/10 was 1.15%

Past Performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee on shares redeemed within 90 days of purchase. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

Quarter Review

We are pleased to report the second consecutive quarter of double-digit returns for the Oakmark Global Fund. The Fund's three-month return was 11%, and December alone generated most of that return. The MSCI World Index and the Lipper Global Fund Index each gained 9% in the period. For the calendar year, the figures are 16% for the Fund, 12% for the MSCI World Index and 13% for the Lipper Global Fund Index. As always, we are most pleased to report the Fund's 12% compound annualized rate of return since inception.

For quite some time, we have suggested that investors would begin to adjust their asset allocations toward equities and away from fixed-income because fixed-income investments offer minimal absolute returns. Such a change appears to have begun last quarter when flows to fixed-income mutual funds turned negative while equity funds began to see net inflows. In most other respects, however, the fundamental environment has not become significantly more favorable for equities. Interest rates have begun to rise, economic growth in most developed markets remains substandard, and state finances from California to Portugal are in perilous condition. Nevertheless, well-run businesses have managed to prosper in this environment, and investors appear to have taken notice.

Investments in the U.S., Switzerland and France contributed most heavily to the Fund's return in the quarter, while Spain was the only country that detracted. Snap-on, the U.S. industrial concern, was the lead contributor, partly as a result of a strong stock market for smaller-cap equities. Both Daiwa (Japan) and Julius Baer (Switzerland) benefited from favorable equity markets because much of their profits come from serving investors. Sara Lee (U.S.) continued its restructuring, and during the quarter it became known that at least two suitors had expressed interest in acquiring the company. Oracle once again announced better-than-expected earnings during the quarter, surprising those investors who were skeptical about the company's acquisition of Sun Microsystems.

Square Enix (Japan), one of the previous quarter's lead contributors, headed the detractors' list this time. In November, the company made a series of announcements, and the stock reacted vigorously to the downside. See the Oakmark International

OAKMARK GLOBAL FUND

Small Cap Fund letter for the details. Shares of Banco Santander (Spain) suffered as fears re-emerged that Spain would require help with its debt. Discovery Communications (U.S.) underperformed as investors worried about new regulations as well as possible capital-allocation decisions. Credit Suisse and UBS, the two large Swiss universal banks, lagged in the period as many European nations struggled with debt issues.

For the calendar year, the U.S., Switzerland and Germany were the leading contributors, while Ireland was the only country to produce a small loss in the portfolio. The U.S. produced three of the top five performers (Snap-on, Oracle and Union Pacific), and Switzerland the other two (Richemont and Julius Baer). The biggest detractor for the year was Switzerland-based Transocean, the driller of the infamous Macondo well in the Gulf of Mexico. Square Enix, Credit Suisse, Toyota Motor (Japan) and Covidien (Ireland) also detracted from 12-month returns.

Portfolio Activity

Although our level of trading activity in the quarter was fairly typical for the Fund at the "tactical" level (increasing or reducing existing holdings), we were somewhat quiet at the strategic level (initiating or eliminating holdings, as well as meaningfully changing the U.S./international balance). Our only elimination during the quarter was Del Monte, which was also one of our two new purchases in the period. U.S.-based Del Monte is a company in transition. The company has restructured significantly over the years, and rather than fresh produce, it now generates most of its earnings from pet food and treats. Unfortunately, early in our efforts to build a position in the shares, management announced that the company would be sold to a private-equity partnership. Having not acquired a substantial holding, we exited the position. While we are disappointed to have arrived on the scene too late to benefit the Fund meaningfully, we are pleased to see our basic thesis on Del Monte validated by an acquirer. We are somewhat troubled, however, that the acquisition price fell short of our value estimate. We will continue to monitor this transaction in order to glean additional insights concerning valuations in this industry.

The other new addition to the portfolio was Holcim, the Swiss cement company. Please refer to the Oakmark International Fund letter for more details.

During the quarter, we gained another opportunity to build up the Fund's position in Mastercard (U.S.). We wrote in last quarter's report, "Mastercard is a classic value investment: high cash-generative business model, limited competition with high barriers to competitive entry and a depressed share price because of investor fears of regulatory change." Our first efforts to build a meaningful position in the Fund were thwarted when the share price rose above our buy target. We were granted another opportunity in early December when the Federal Reserve proposed new regulations that would limit the fees debit-card-issuing banks may charge merchants for transactions. We believe that the share price has more than discounted the changed economics for debit cards. Mastercard already obtains more than half of its revenues outside the U.S., and these revenues will feel no impact from the Fed's proposed regulations. As well, we estimate that only 15% of Mastercard's revenues derive from debit transactions. Finally, Mastercard's cut of the cost of debit transactions is a comparatively small part of the total. We forecast that the issuing banks will absorb most of the fee reduction. So, while certainly not a positive for Mastercard, we believe the Fed's proposed regulations are hardly a catastrophe. We believe the market has overreacted and have added to our holding.

Currency Considerations

With all the talk of the U.S. government debt, budget deficits and even more change needed in Washington, one would think the U.S. dollar would continue to weaken. However, as quantitative easing became the daily headline during the quarter, the U.S. dollar was actually up. In fact, it was one of the best-performing assets in November, up over 5% relative to a basket of currencies. Most equity markets were down in November, and even gold rose only 2%. Perhaps most surprising is the fact that the U.S. dollar was up for the entire year of 2010. As always, we aim to avoid the price movements that result from daily headlines and instead focus on the fundamentals of the assets we buy. Remember that when we buy most non-U.S. companies, we are not only buying the underlying stock, but we also are buying a foreign currency. At times, these currencies can be overvalued. Today, the fundamentals indicate that the Japanese yen, the Swiss franc and the Australian dollar as being very overvalued versus the U.S. dollar, based on purchasing-power parity (PPP). PPP is defined as what the exchange rate should be so that an equal basket of goods would cost the same in either currency. An easy example of the overvaluation of the Japanese yen is to compare the cost of a Starbucks Grande Skim Latte (a daily necessity) in Japan versus Chicago. In Japan it costs Y420, or over $5.00 at current exchange rates. In Chicago that same latte only costs $3.55. This overvaluation in latte prices is the same investment risk we face when buying Japanese companies that are

OAKMARK GLOBAL FUND

undervalued, but priced in overvalued yen. As such, we hedge this risk away. As of the end of the quarter we have hedged approximately 50% of the Fund's exposure to the Japanese yen and the Swiss franc, and about 30% of the Fund's Australian dollar exposure. We do not know when exchange rates will match fundamentals. As always, we will let intrinsic value dictate our investment decisions.

Clyde S. McGregor, CFA Portfolio Manager oakgx@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakgx@oakmark.com

December 31, 2010

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Global Diversification—December 31, 2010 (Unaudited)

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2010 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—97.7%
Apparel, Accessories & Luxury Goods—2.2%
Bulgari SpA (Italy)	Jewelry Manufacturer & Retailer	2,544,493	$27,490,664
Cie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	425,000	25,000,000
			52,490,664
Application Software—2.3%
SAP AG (Germany)	Develops Business Software	1,066,500	54,298,743
Asset Management & Custody Banks—3.8%
Julius Baer Group, Ltd. (Switzerland)	Asset Management	1,944,800	91,104,000
Automobile Manufacturers—3.9%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	1,748,000	69,325,779
Daimler AG Registered (Germany) (a)	Automobile Manufacturer	363,000	24,607,950
			93,933,729
Biotechnology—1.9%
Genzyme Corp. (United States) (a)	Develops Medical Products	650,200	46,294,240
Broadcasting—5.0%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	3,544,100	61,567,747
Discovery Communications, Inc., Class C (United States) (a)	Media Management & Network Services	1,550,150	56,875,003
			118,442,750
Building Products—1.8%
Assa Abloy AB, Class B (Sweden)	Develops, Designs & Manufactures Security Locks	1,553,500	43,770,974
Construction Materials—1.1%
Holcim, Ltd. (Switzerland)	Produces & Markets Ready-Mixed Concrete, Cement, Clinker & Admixtures	343,200	25,932,706
Data Processing & Outsourced Services—2.0%
MasterCard, Inc., Class A (United States)	Transaction Processing Services	212,600	47,645,786

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—97.7% (cont.)
Distillers & Vintners—2.5%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	3,177,600	$58,707,195
Diversified Banks—2.3%
Banco Santander SA (Spain)	Retail, Commercial & Private Banking & Asset Management Services	5,181,337	54,892,047
Diversified Capital Markets—5.1%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	1,743,100	70,227,355
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	3,180,020	52,206,745
			122,434,100
Electronic Components—3.9%
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	569,000	64,125,508
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	1,103,300	29,230,180
			93,355,688
Electronic Manufacturing Services—1.1%
Tyco Electronics, Ltd. (Switzerland)	Manufactures Electronic Components	720,000	25,488,000
Fertilizers & Agricultural Chemicals—1.8%
Incitec Pivot, Ltd. (Australia)	Fertilizer Manufacturer & Supplier	10,828,000	43,856,530
Health Care Equipment—2.4%
Covidien PLC (Ireland)	Health Care Equipment & Supplies	1,246,400	56,910,624
Health Care Services—7.5%
Laboratory Corp. of America Holdings (United States) (a)	Medical Laboratory & Testing Services	1,165,900	102,505,928
Primary Health Care, Ltd. (Australia)	Health Care Service Provider	19,937,000	76,876,215
			179,382,143

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—97.7% (cont.)
Home Entertainment Software—3.3%
Square Enix Holdings
Co., Ltd. (Japan)	Develops & Sells Entertainment
	Software for Video Game
	Consoles	4,407,600	$78,173,962
Human Resource & Employment Services—2.2%
Adecco SA (Switzerland)	Temporary Employment Services	814,700	53,369,385
Industrial Conglomerates—2.1%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	633,900	50,968,835
Industrial Machinery—4.9%
Snap-On, Inc. (United States)	Tool & Equipment Manufacturer	2,064,300	116,798,094
Investment Banking & Brokerage—4.2%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	19,283,000	99,276,931
Movies & Entertainment—2.2%
Live Nation Entertainment, Inc. (United States) (a)	Live Events Producer, Operator, & Promoter	4,637,732	52,962,899
Office Electronics—4.2%
Canon, Inc. (Japan)	Computers & Information	1,211,500	62,820,729
Neopost SA (France)	Mailroom Equipment Supplier	416,587	36,295,873
			99,116,602
Oil & Gas Exploration & Production—2.1%
Apache Corp. (United States)	Oil & Natural Gas Exploration & Production	426,800	50,887,364
Packaged Foods & Meats—2.8%
Sara Lee Corp. (United States)	Manufactures & Markets Brand Name Products for Consumers Worldwide	3,814,900	66,798,899
Railroads—2.4%
Union Pacific Corp. (United States)	Rail Transportation Provider	607,100	56,253,886

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—97.7% (cont.)
Research & Consulting Services—2.9%
Equifax, Inc.
(United States)	Information Management,
	Transaction Processing, Direct
	Marketing & Customer
	Relationship Management	1,519,000	$54,076,400
Meitec Corp. (Japan) (a)	Software Engineering Services	664,000	14,205,789
			68,282,189
Semiconductor Equipment—2.1%
Applied Materials, Inc. (United States)	Develops, Manufactures, Markets & Services Semiconductor Wafer Fabrication Equipment	3,575,500	50,235,775
Semiconductors—5.5%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	1,050,000	68,542,924
Intel Corp. (United States)	Computer Component Manufacturer & Designer	3,023,300	63,579,999
			132,122,923
Specialty Chemicals—1.8%
International Flavors & Fragrances, Inc. (United States)	Manufactures Flavors & Fragrance Products	772,000	42,915,480
Systems Software—4.4%
Oracle Corp. (United States)	Software Services	3,339,400	104,523,220
Total Common Stocks (Cost: $1,864,223,218)			$2,331,626,363

OAKMARK GLOBAL FUND

OAKMARK GLOBAL FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—3.0%
Repurchase Agreement—3.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.14% dated 12/31/2010 due 1/3/2011, repurchase price $71,743,880, collateralized by a Federal National Mortgage Association Bond, with a rate of 5.000%, with a maturity of 3/15/2016, and with a fair value plus accrued interest of $73,180,156 (Cost: $71,743,043)	$71,743,043	$71,743,043
Total Short Term Investment (Cost: $71,743,043)		$71,743,043
Total Investments (Cost: $1,935,966,261)—100.7%		2,403,369,406
Liabilities In Excess of Other Assets—(0.7)%		(15,878,882)
Total Net Assets—100%		$2,387,490,524

(a)  Non-income producing security.

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

Report from Bill Nygren and David Herro, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK GLOBAL SELECT FUND FROM ITS INCEPTION (10/2/06) TO PRESENT (12/31/10) AS COMPARED TO THE MSCI WORLD INDEX11 (UNAUDITED)

	Total Returns (as of 12/31/10)
(Unaudited)	Last 3 Months*	1-year	Average Annual Total Return Since Inception (10/2/06)
Oakmark Global Select Fund (Class I)	9.31%	11.06%	4.96%
MSCI World	8.95%	11.76%	0.38%
Lipper Global Fund Index[12]	9.08%	13.39%	1.79%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/10 was 1.29%

Past Performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee on shares redeemed within 90 days of purchase. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark Global Select Fund returned 9% for the quarter ended December 31, 2010, just over the MSCI World Index's return. For 2010 the Fund returned 11%, slightly underperforming the MSCI World Index. More importantly, the Fund has returned an average of 5% per year since inception, outperforming the MSCI World Index, which has averaged 0.4% per year over the same period.

We have previously discussed Daiwa Securities Group, Japan's second-largest broker, because it detracted from performance. This quarter we are happy to report the contrary: Daiwa was our largest contributor, returning 27%. Please refer to the Oakmark International Fund letter for more information regarding Daiwa Securities. Another top contributor for the quarter was Swiss-based Adecco, the world's largest employment agency, which returned 25%. Adecco's main business is temporary-staffing services, but it also provides a wide variety of other employment services, including permanent personnel placement, consulting and outsourcing. In 2009 Adecco made a well-timed acquisition of MPS Group that expanded the company's presence in the U.S. and Canada. During the recent global downturn, management focused on improving gross margins and reducing costs. These changes enabled the firm to withstand the recent market conditions and have helped the franchise maintain its long-term direction. Management has plans to expand its professional staffing business, enhance its IT capabilities and increase the services it offers in emerging economies. We believe Adecco is run by an excellent management team that has a proven track record for creating shareholder value.

The largest contributor to performance for the year was Swiss-based luxury-goods retailer Compagnie Financiere Richemont ("Richemont"), which contributed over 3% to Fund performance. Richemont was sold from the portfolio in the 4th quarter, and we used the proceeds to purchase G4S, a U.K.-based global security and cash-in-transit services company.

The largest detractor from performance for the quarter was U.S.-based electronics retailer Best Buy. Shares reacted negatively to concerns that consumers are becoming more price-sensitive and that competitors such as Wal-Mart and Amazon could steal share of entry-level products. While we believe that Best Buy does offer superior merchandise and service compared with its mass-market

OAKMARK GLOBAL SELECT FUND

competitors, our research has shown it also offers entry-level merchandise at prices comparable to discount retailers. We believe Best Buy will continue to gain market share as customers value its competitive pricing, broad assortment of merchandise, knowledgeable sales force and same-day delivery with in-home service.

Bank of America was the largest detractor from performance for the year, down 11%. Over the past year, Bank of America has suffered from investors' fears about financial regulatory reforms and from the uncertainty related to the costs of legacy mortgages. We expect that investors' fears about financial reforms will diminish as the cost of these regulations becomes clearer and as banks re-price products to mitigate the effects. As for the costs stemming from legacy mortgages, we believe expenses related to mortgage-repurchase requests will remain manageable, which should eventually comfort investors who are worried that such expenses will spike soon.

Geographically, we ended the quarter with our European holdings decreasing slightly to 32% and our Japanese holdings increasing to 19%. The remainder of the Fund's investments, excluding cash, are in North America.

Due to the U.S. dollar's weakness relative to other global currencies, we currently hedge two underlying foreign currencies. At quarter-end, approximately 54% of the Fund's Japanese yen and 60% of the Fund's Swiss franc exposures were hedged.

We thank you for your continued confidence and support and wish you all a Happy New Year.

William C. Nygren, CFA Portfolio Manager oakwx@oakmark.com	David G. Herro, CFA Portfolio Manager oakwx@oakmark.com

December 31, 2010

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Global Diversification—December 31, 2010 (Unaudited)

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—December 31, 2010 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—96.9%
Application Software—5.0%
SAP AG (Germany)	Develops Business Software	356,500	$18,150,494
Automobile Manufacturers—6.2%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	572,000	22,685,552
Broadcasting—5.6%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	1,161,000	20,168,775
Cable & Satellite—5.0%
Comcast Corp., Class A (United States)	Cable Communication Networks Provider	864,000	17,979,840
Catalog Retail—5.2%
Liberty Media Corp. - Interactive, Class A (United States) (a)	Home & Internet Shopping Online Travel	1,200,000	18,924,000
Computer & Electronics Retail—4.4%
Best Buy Co., Inc. (United States)	Computer & Electronics Retailer	465,000	15,944,850
Computer Hardware—3.3%
Dell, Inc. (United States) (a)	Technology Products & Services	878,000	11,896,900
Consumer Finance—4.0%
Capital One Financial Corp. (United States)	Credit Card Products & Services Provider	340,000	14,470,400
Distillers & Vintners—4.6%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	904,000	16,701,695
Diversified Capital Markets—5.1%
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	1,138,000	18,682,674
Health Care Equipment—4.5%
Medtronic, Inc. (United States)	Develops Therapeutic & Diagnostic Medical Products	440,000	16,319,600

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OAKMARK GLOBAL SELECT FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—96.9% (cont.)
Human Resource & Employment Services—4.7%
Adecco SA (Switzerland)	Temporary Employment Services	261,000	$17,097,594
Integrated Oil & Gas—4.9%
Cenovus Energy, Inc. (Canada)	Integrated Oil Company	535,000	17,783,400
Internet Software & Services—4.4%
eBay, Inc. (United States) (a)	Online Trading Community & Secure Online Payment Services	570,000	15,863,100
Investment Banking & Brokerage—6.0%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	4,220,000	21,726,321
Other Diversified Financial Services—3.0%
Bank of America Corp. (United States)	Banking & Financial Services	826,500	11,025,510
Security & Alarm Services—5.6%
G4S PLC (United Kingdom)	Security Services	5,140,000	20,403,058
Semiconductors—15.4%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	352,000	22,978,199
Texas Instruments, Inc. (United States)	Designs & Supplies Digital Signal Processing & Analog Technologies	550,000	17,875,000
Intel Corp. (United States)	Computer Component Manufacturer & Designer	722,000	15,183,660
			56,036,859
Total Common Stocks (Cost: $325,839,771)			$351,860,622

OAKMARK GLOBAL SELECT FUND

OAKMARK GLOBAL SELECT FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—3.6%
Repurchase Agreement—3.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.14% dated 12/31/2010 due 1/3/2011, repurchase price $12,867,405, collateralized by a Federal National Mortgage Association Bond, with a rate of 1.650%, with a maturity of 10/29/2015, and with a fair value plus accrued interest of $13,127,325 (Cost: $12,867,255)	$12,867,255	$12,867,255
Total Short Term Investment (Cost: $12,867,255)		$12,867,255
Total Investments (Cost: $338,707,026)—100.5%		364,727,877
Liabilities In Excess of Other Assets—(0.5)%		(1,673,903)
Total Net Assets—100%		$363,053,974

(a)  Non-income producing security.

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

Fellow Shareholders,

Although global equity markets remain volatile, I remain convinced there are still outstanding opportunities for long-term investors. Additionally, I am generally pleased with how our International Funds performed in 2010. Both Oakmark International and Oakmark International Small Cap generated satisfactory absolute returns and Oakmark International's return was substantially above its pertinent index. (Go to oakmark.com/performance to view Oakmark Funds' performance.)

Stock, Bonds and Value

As of this writing, the U.S. 5-year Treasury yielded just under 2%. In most of the developed world, real interest rates are still quite low—and in Japan, they have even become negative. Much of this can still be attributed to a fall-out from the global financial crisis, which not only reduced demand in the real economy, but also prompted an extreme policy response by central-bank authorities who wanted to pump liquidity into the global monetary system. Even today, central banks of the U.S., U.K. and Japan in particular remain in "money-printing" mode as those countries' economies continue to struggle. Over the past three years, this has caused an unsustainable cash movement into government securities and, to some degree, a movement out of stocks. Interestingly, global stocks returned around 10% annually from 1990 to 1999 (price appreciation for the MSCI World Index11), but in the 21-year period from 1990 to 2010, they returned only slightly less than 4% per year. Therefore, today, with the global economy estimated by the OECD to grow at around 4.2% over the next year, stocks appear out of favor.

Not only have equities returned less than their long-term averages over the past 21 years, we view their valuations as quite compelling. As of November 30, 2010, the MSCI World Index yielded 2.5% and was selling at less than twice its book value and less than nine times its cash flow (the MSCI EAFE Index13, which excludes North America, is yielding over 3%). Again, this arises at a time when 5-year Treasury notes yield less than 2% and when the global macro economy is expected to grow more than 4%.

Timers Lose Again

Our main objective is to focus on exploiting value where we can find it. When markets rebounded in 2009, some dismissed the move as a "dead-cat bounce" and warned investors against a "dash to trash." In 2010, the same pundits who missed the rally warned to "watch for the double dip" and cautioned that "the PIIGS (Portugal, Italy, Ireland, Greece and Spain) will sink Europe."

While trading based on macro themes may work for those with short-term horizons, we try to "invest above the fray," meaning we value businesses through the economic cycle and beyond. As such, when investors dump good businesses because of short-term macroeconomic conditions, we view it as an opportunity. Of course, investing in this way takes patience and discipline, but we believe that it has been one of the keys to our long-term investment success.

Yes, there are (and always will be) imbalances in the global economy. For example, I would love to see the U.S. deleverage, China float its currency and Japan allow more immigration. But ultimately, positive investment results over time depend on low valuations and a fertile environment for stronger corporate profitability. And today, despite the global macro issues, we remain convinced that the conditions necessary for acceptable equity returns are present.

David G. Herro, CFA
Portfolio Manager

oakix@oakmark.com

oakex@oakmark.com

December 31, 2010

OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

OAKMARK INTERNATIONAL FUND

Report from David G. Herro and Robert A. Taylor, Portfolio Managers

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (12/31/10) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX14 (UNAUDITED)

		Average Annual Total Returns (as of 12/31/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (9/30/92)
Oakmark International Fund (Class I)	7.65%	16.22%	6.82%	8.53%	10.93%
MSCI World ex U.S.	7.16%	8.95%	3.05%	3.98%	6.64%
MSCI EAFE[13]	6.61%	7.75%	2.46%	3.50%	6.28%
Lipper International Fund Index[15]	7.44%	11.03%	4.02%	4.68%	7.67%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/10 was 1.08%

Past Performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee on shares redeemed within 90 days of purchase. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Fund returned 8% for the quarter ended December 31, 2010, comparing favorably to the MSCI World ex U.S. Index, which returned 7% over the same period. The Fund's calendar year performance was strong in absolute and relative terms, returning 16% versus the MSCI World ex U.S. Index's return of 9%. Most importantly, the Fund has returned an average of 11% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 7% per year over the same period.

In previous letters we have discussed Daiwa Securities Group, Japan's second-largest broker, because it detracted from performance. We are happy to report that the stock has rebounded and was the largest contributor to performance for the quarter, returning 27%. Daiwa has been hurt in the past by numerous factors, including a particularly weak Japanese stock market in addition to decreased equity and capital market activity. Despite these issues, Daiwa's balance sheet remains well-capitalized, and we continue to believe Daiwa has a powerful franchise. A recent decision to repurchase 2% of the company's outstanding shares appears to demonstrate that Daiwa's management shares our view that the company is trading at a significant discount to value. Daiwa remains an attractive investment and in our view should continue to benefit from Japan's shift from a savings to an investing society.

Swiss-based Compagnie Financiere Richemont ("Richemont") was the largest contributor to the Fund's performance over the past year, returning 77%. We continue to believe Richemont is very well-positioned, owns one of the world's premier portfolios of luxury brands and is led by a world-class management team. Signet Jewelers, another luxury goods company, was also a top contributor for the year, returning 62%. The competitive environment continues to improve for Signet Jewelers. While most luxury retailers are struggling and closing stores, Signet continues to increase its share and grow sales. Four of the top 10 independent specialty jewelers in the U.S. have been liquidated or are currently in bankruptcy proceedings. Zales, a competitor, continues to grapple with a large debt load and poor same-store sales—down 1% during the 3rd quarter, compared to Signet's 9.7% gain. Signet is one of only two specialty jewelers big enough to justify

OAKMARK INTERNATIONAL FUND

national advertising and, as such, they are an attractive and natural partner to designers who want to reach a larger audience. As Signet continues to outpace the industry, this advantage becomes even more pronounced and further differentiates the company from other merchandisers.

Intesa Sanpaolo, Italy's largest bank and a new holding for the Fund, detracted from performance during the quarter. Similar to other European banks, Intesa Sanpaolo's share price declined during the quarter due to general economic concerns and fears surrounding PIIGS (Portugal, Italy, Ireland, Greece, & Spain) sovereign debt. We believe these fears are overblown. Intesa Sanpaolo has little exposure to PIIGS sovereign debt—it makes up only 9.1% of bank assets, of which 8.9% are from Italy. We believe the bank's strong market position and its management's focus on value should provide positive returns for our shareholders in the long term.

The largest detractor from the Fund's performance over the past year was Bank of Ireland. Shares have performed poorly for many reasons: general economic weakness in Ireland; the delayed implementation of NAMA (National Asset Management Agency), the Irish government's plan to buy distressed assets from banks; a stock issuance to the government; and most recently, the Irish sovereign debt bailout by the IMF (International Monetary Fund). These factors have changed the competitive landscape significantly, and Bank of Ireland has taken this opportunity to capture additional market share. Management aggressively sought the European Commission's approval of its restructuring program, raised the needed equity capital and attacked cost overruns in its pension and labor force. All of these moves served it well in contrast to its peers. It could take some time for economic conditions to improve in Ireland, but in our view, with a shrunken banking system and reduced competition, Bank of Ireland should return to normal levels of profitability that will justify far higher valuations.

There were a number of changes to the portfolio during the past quarter. We sold our positions in BMW and Swatch Group. We also eliminated the Fund's position in Orbotech, a long-time holding, and added to our Orbotech position in the Oakmark International Small Cap Fund because we believe it is a better fit with that Fund's market-cap investment objectives. We used the proceeds to purchase Ahold, a food retailer based in the Netherlands; Holcim, a Swiss company that is the second-largest cement manufacturer in the world; Intesa Sanpaolo, Italy's largest bank; and Roche, the Swiss pharmaceutical giant.

Geographically, we ended the quarter with our European holdings decreasing slightly to 66% and our Japanese holdings increasing to 24%. The remainder of the Fund's investments, excluding cash, are in Australia, South Korea, Latin America and North America.

Due to the U.S. dollar's weakness relative to other global currencies, we currently hedge three underlying currencies. At quarter-end, approximately 55% of the Fund's Japanese yen, 46% of the Swiss franc and 36% of the Australian dollar exposures were hedged.

As we ring in a new year, we believe the portfolio consists of high-quality companies that will provide our shareholders with attractive returns for years to come. We thank you for your continued confidence and support.

David G. Herro, CFA Portfolio Manager oakix@oakmark.com	Robert A. Taylor, CFA Portfolio Manager oakix@oakmark.com

December 31, 2010

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Global Diversification—December 31, 2010 (Unaudited)

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2010 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—95.4%
Advertising—1.6%
Publicis Groupe SA (France)	Advertising & Media Services	2,146,300	$111,855,920
Aerospace & Defense—0.6%
BAE Systems PLC (United Kingdom)	Develops, Delivers & Supports Advanced Aerospace & Defense Systems	8,287,100	42,637,357
Apparel, Accessories & Luxury Goods—1.0%
Cie Financiere Richemont SA (Switzerland)	Manufacturer & Retailer of Luxury Goods	1,136,700	66,864,706
Application Software—2.5%
SAP AG (Germany)	Develops Business Software	3,410,800	173,654,152
Asset Management & Custody Banks—1.2%
Schroders PLC (United Kingdom)	International Asset Management	2,221,300	64,242,863
Schroders PLC, Non-Voting (United Kingdom)	International Asset Management	708,800	16,112,205
			80,355,068
Automobile Manufacturers—5.5%
Toyota Motor Corp. (Japan)	Automobile Manufacturer	4,916,000	194,968,838
Honda Motor Co., Ltd. (Japan)	Automobile & Motorcycle Manufacturer	3,166,000	125,368,765
Daimler AG Registered (Germany) (a)	Automobile Manufacturer	852,100	57,764,281
			378,101,884
Brewers—2.5%
Heineken Holdings NV (Netherlands)	Produces Beers, Spirits, Wines & Soft Drinks	2,413,000	104,876,593
Foster's Group, Ltd. (Australia)	Manufactures & Markets Alcoholic & Non-Alcoholic Beverages	11,425,000	66,373,600
			171,250,193

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OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.4% (cont.)
Broadcasting—3.7%
Societe Television Francaise 1 (France)	Broadcasting & Cable TV	9,483,000	$164,737,718
Grupo Televisa SA (Mexico) (a) (b)	Television Production & Broadcasting	3,467,400	89,909,682
			254,647,400
Building Products—3.3%
Assa Abloy AB, Class B (Sweden)	Develops, Designs & Manufactures Security Locks	5,773,200	162,664,040
Geberit AG, Registered Shares (Switzerland)	Building Products	283,100	65,461,198
			228,125,238
Construction Materials—1.5%
Holcim, Ltd. (Switzerland)	Produces & Markets Ready-Mixed Concrete, Cement, Clinker & Admixtures	1,323,300	99,990,529
Distillers & Vintners—2.5%
Diageo PLC (United Kingdom)	Beverages, Wines & Spirits Manufacturer	9,385,000	173,390,932
Diversified Banks—10.3%
BNP Paribas (France)	Commercial Bank	2,594,000	165,033,494
Banco Santander SA (Spain)	Retail, Commercial & Private Banking & Asset Management Services	15,140,000	160,395,972
Sumitomo Mitsui Financial Group, Inc. (Japan)	Commercial Bank	4,183,100	149,002,651
Intesa Sanpaolo SPA (Italy)	Banking & Financial Services	54,376,000	147,505,168
Bank of Ireland (Ireland) (a)	Commercial Bank	165,020,700	82,693,931
			704,631,216
Diversified Capital Markets—5.5%
Credit Suisse Group (Switzerland)	Wealth Management & Investment Banking	5,435,000	218,969,465
UBS AG (Switzerland) (a)	Wealth Management & Investment Banking	9,881,000	162,217,487
			381,186,952

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.4% (cont.)
Diversified Chemicals—1.0%
Akzo Nobel NV (Netherlands)	Produces & Markets Chemicals, Coatings & Paints	1,142,000	$70,938,644
Diversified Support Services—2.4%
Brambles, Ltd. (Australia)	Provides Pallet & Plastic Container Pooling Services	22,635,300	164,837,902
Electronic Components—1.6%
OMRON Corp. (Japan)	Component, Equipment & System Manufacturer	4,260,000	112,861,929
Food Retail—0.7%
Koninklijke Ahold NV (Netherlands)	Retails Health & Beauty Supplies, Prescriptions Drugs, Wine & Liquor	3,780,500	49,892,385
Health Care Equipment—2.2%
Olympus Corp. (Japan)	Optoelectronics Products Manufacturer	4,988,000	151,010,026
Human Resource & Employment Services—2.5%
Adecco SA (Switzerland)	Temporary Employment Services	2,594,200	169,940,909
Industrial Machinery—1.5%
Vallourec SA (France)	Steel Alloy & Tubing Manufacturer	958,115	100,633,859
Investment Banking & Brokerage—3.8%
Daiwa Securities Group, Inc. (Japan)	Stock Broker	50,758,400	261,325,424
Marine—1.2%
Kuehne + Nagel International AG (Switzerland)	Sea, Land & Rail Freight Transportation Businesses	568,200	79,001,069
Multi-line Insurance—2.5%
Allianz SE Registered (Germany)	Insurance, Banking & Financial Services	1,474,300	175,201,613
Office Electronics—2.8%
Canon, Inc. (Japan)	Computers & Information	3,734,100	193,626,814

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OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.4% (cont.)
Packaged Foods & Meats—3.2%
Danone (France)	Food Products	1,819,100	$114,299,187
Nestle SA (Switzerland)	Food & Beverage Manufacturer	1,799,500	105,371,791
			219,670,978
Paper Packaging—1.2%
Amcor, Ltd. (Australia)	Packaging & Related Services	12,008,200	82,903,433
Pharmaceuticals—4.7%
Roche Holding AG (Switzerland)	Develops & Manufactures Pharmaceutical & Diagnostic Products	844,000	123,666,310
Novartis AG (Switzerland)	Pharmaceuticals	1,978,700	116,288,305
GlaxoSmithKline PLC (United Kingdom)	Pharmaceuticals	4,126,000	79,767,258
			319,721,873
Publishing—3.1%
Reed Elsevier PLC (United Kingdom)	Publisher & Information Provider	15,951,000	134,666,673
Thomson Reuters Corp. (Canada)	Electronic Information & Solutions Company	2,036,000	76,255,295
			210,921,968
Research & Consulting Services—1.7%
Experian Group, Ltd. (Ireland)	Credit & Marketing Services	5,241,200	65,208,975
Meitec Corp. (Japan) (a)	Software Engineering Services	2,475,100	52,952,934
			118,161,909
Restaurants—0.9%
Sodexo (France)	Food & Facilities Management Services	935,800	64,488,773
Security & Alarm Services—2.5%
G4S PLC (United Kingdom)	Security Services	43,539,000	172,826,606
Semiconductors—4.3%
ROHM Co., Ltd. (Japan)	Integrated Circuits & Semiconductor Devices Manufacturer	2,829,000	184,674,221

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.4% (cont.)
Semiconductors—4.3% (cont.)
Samsung Electronics Co., Ltd. (South Korea)	Consumer & Industrial Electronic Equipment Manufacturer	132,100	$110,461,627
			295,135,848
Soft Drinks—0.7%
Fomento Economico Mexicano S.A.B. de C.V. (Mexico) (b)	Beverage Company	810,900	45,345,528
Specialty Chemicals—0.9%
Givaudan SA (Switzerland)	Manufactures & Markets Fragrances	57,300	61,834,973
Specialty Stores—1.6%
Signet Jewelers, Ltd. (United Kingdom) (a)	Jewelry Retailer	2,475,690	107,444,946
Steel—1.8%
ArcelorMittal (Netherlands)	Manufactures Steel	3,314,600	125,703,526
Tobacco—2.7%
Japan Tobacco, Inc. (Japan)	Manufactures & Sells Tobacco, Food, & Pharmaceutical Products	42,200	156,190,418
KT&G Corp. (South Korea) (a)	Produces & Sells Tobacco Products	473,722	27,006,620
			183,197,038
Trading Companies & Distributors—2.2%
Wolseley PLC (United Kingdom) (a)	Distributes Building Materials & Lumber Products	4,747,680	151,447,051
Total Common Stocks (Cost: $5,585,548,764)			$6,554,766,571

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Par Value	Value
Short Term Investment—5.5%
Repurchase Agreement—5.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.14% dated 12/31/2010 due 1/3/2011, repurchase price $380,973,278, collateralized by Federal Home Loan Mortgage Corp. Bonds, with rates from 3.310% - 5.250%, with maturities from 4/18/2016 - 11/10/2020, and with an aggregate fair value plus accrued interest of $388,592,494 (Cost: $380,968,833)	$380,968,833	$380,968,833
Total Short Term Investment (Cost: $380,968,833)		$380,968,833
Total Investments (Cost: $5,966,517,597)—100.9%		6,935,735,404
Liabilities In Excess of Other Assets—(0.9)%		(61,182,180)
Total Net Assets—100%		$6,874,553,224

(a)  Non-income producing security.

(b)  Represents a Sponsored American Depositary Receipt.

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro, Portfolio Manager

THE VALUE OF A $10,000 INVESTMENT IN OAKMARK INT'L SMALL CAP FUND FROM 12/31/00 TO PRESENT (12/31/10) AS COMPARED TO THE MSCI WORLD EX U.S. SMALL CAP INDEX16

		Average Annual Total Returns (as of 12/31/10)
(Unaudited)	Total Return Last 3 Months*	1-year	5-year	10-year	Since Inception (11/1/95)
Oakmark International Small Cap Fund (Class I)	10.99%	21.53%	6.44%	13.32%	11.41%
MSCI World ex U.S. Small Cap	12.86%	24.51%	3.79%	10.06%	N/A
MSCI World ex U.S.[14]	7.16%	8.95%	3.05%	3.98%	5.60%
Lipper International Small Cap Index[17]	11.10%	23.45%	5.72%	9.52%	N/A

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratio for Class I shares as of 9/30/10 was 1.38%

Past Performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee on shares redeemed within 90 days of purchase. To obtain most recent month-end performance data, visit oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund returned 11% for the quarter ended December 31, 2010, compared to the MSCI World ex U.S. Small Cap Index, which rose 13%. For the calendar year ended December 31, the Fund returned 22%, while the MSCI World ex U.S. Small Cap Index returned 25%. For the past 10 years, the Fund has earned an annualized rate of return of 13%, compared to the MSCI World ex U.S. Small Cap Index, which has returned 10% for the same period.

At the end of 2010, the Fund's Swiss holdings had performed especially well on an absolute basis in both the quarter and one-year time periods. These holdings were also aided by the strength of the Swiss currency in the second half of 2010. Julius Baer Group is the Swiss private banking and asset management company we've owned for more than five years, and it has appeared at the top or the bottom of our contributors list many times. The stock's strong returns and large weighting in the portfolio made it the largest contributor to the Fund's performance in the fourth calendar quarter and a top contributor for the year. Baer's management team has a history of making advantageous strategic moves. It got out of the brokerage business, acquired and integrated numerous private banks, sold off GAM and Artio to focus on the core private banking business, and merged its multiple share classes into one class. Baer expanded quickly and successfully into on-shore European markets and into emerging markets. The company has a core Tier 1 capital ratio of 22%, which is well above what its management feels would be required by the regulators. We believe that Baer is still attractively priced and will return excess capital to shareholders if the management team does not identify more acquisitions.

The Fund's top-performing stock for calendar year 2010 was Sperian Protection, the French maker of personal protection equipment. In an earlier 2010 commentary, we recapped a failed takeover attempt by a U.K. private equity firm at €70 a share, a price we believed to be well below the company's fair value. Subsequent to the failed attempt, other bidders, including Honeywell, came forward with offers in the range of €117 a share. These new bids propelled the stock price upward, and we used this opportunity to sell our shares. Honeywell's takeover of Sperian was completed in October 2010 for €116 a share.

OAKMARK INTERNATIONAL SMALL CAP FUND

On the flip side, the most significant detractor for the quarter—and a large detractor for the year—was Japanese software company Square Enix Holdings. During the quarter, the company's share price dropped after management cut its full-year profit forecast. Profit is expected to be hurt by the delayed launches of Deus Ex, now slated for 2011, and Final Fantasy XIV, which is now due in eight to 10 months. We view the Deus Ex launch delay as temporary, and this delay does not impact our view of the company's fair value. The Final Fantasy XIV launch has been delayed due to some mismanagement of the game's development. Square Enix has since implemented a new oversight plan to prevent similar situations in the future, but we believe the delay of Final Fantasy XIV will make it difficult to recoup the full amount of lost revenue in 2011. However, future titles should be able to hit our long-term targets given the company's superior programmers and new oversight plan.

On the positive side, Square Enix is focused on the transition to online gaming, and we expect the company to develop episodic adventures (like TV seasons) to drive online content. Online gaming generates operating margins of 40% or more while console games generate around 30%. We also believe management has made very good acquisitions over time, the most recent being Eidos, which is responsible for the strong Tomb Raider franchise. As gaming moves from consoles to multiple platforms, companies with strong content will dominate. Square Enix has one of the best stables of content and one of the best online expansion plans.

We added one new security to the Fund this quarter— Azimut Holding, an independent distributor and manufacturer of asset-management products out of Italy. We sold our holdings of Panalpina Welttransport, GAM Holding, M6-Metropole Television and Michael Page International. The proceeds were deployed into existing names in the Fund that we believe have more upside potential.

Geographically, we ended the quarter with our European holdings decreasing to approximately 56% and the Pacific Rim holdings increasing to 41%. The majority of the increase was in Japan and Australia.

We continue to hedge some of the Fund's currency exposure. At the recent quarter-end, approximately 50% of the Fund's Swiss franc and 55% of the Japanese yen exposures were hedged. We added a new hedge to our Australian holdings and ended the quarter with 34% of Australian dollar exposure hedged.

As we start another year, we'd like to thank you, our shareholders, for your continued support. As long-term value investors, we will continue to focus on finding attractive, undervalued foreign companies with management teams focused on building shareholder value.

David G. Herro, CFA Portfolio Manager oakex@oakmark.com

December 31, 2010

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Global Diversification—December 31, 2010 (Unaudited)

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2010 (Unaudited)

Name	Description	Shares Held	Value
Common Stocks—95.3%
Advertising—2.9%
Asatsu-DK, Inc. (Japan)	Advertising Services Provider	998,500	$27,253,060
Aegis Group PLC (United Kingdom)	Media Services Provider	7,316,200	16,026,388
			43,279,448
Air Freight & Logistics—1.3%
Freightways, Ltd. (New Zealand)	Express Package Services	7,915,800	19,552,526
Airport Services—2.4%
BBA Aviation PLC (United Kingdom)	Flight Support & Aftermarket Services & Systems Provider	10,704,364	36,983,191
Apparel, Accessories & Luxury Goods—0.9%
Bulgari SpA (Italy)	Jewelry Manufacturer & Retailer	1,305,400	14,103,522
Application Software—1.8%
NSD Co., Ltd. (Japan)	Develops Computer Software	2,296,400	27,152,901
Asset Management & Custody Banks—6.8%
Julius Baer Group, Ltd. (Switzerland)	Asset Management	1,281,000	60,008,342
MLP AG (Germany)	Asset Management	3,354,671	34,069,634
Azimut Holding SPA (Italy)	Investment Management Services	921,709	8,350,788
			102,428,764
Auto Parts & Equipment—3.2%
Toyota Industries Corp. (Japan)	Assembles Motor Vehicles & Manufactures Automotive Parts	782,200	24,287,797
Nifco, Inc (Japan)	Manufactures Synthetic Resinous Fasteners & Plastic Components For Automobiles & Home Electronic Appliances	878,500	23,815,476
			48,103,273
Broadcasting—2.0%
Ten Network Holdings, Ltd. (Australia)	Operates Commercial Television Stations	11,764,000	17,025,595
Media Prima Berhad (Malaysia)	Film Producer & Sports Promoter	14,676,300	12,375,022
Media Prima Berhad, Warrants (Malaysia) (a)	Film Producer & Sports Promoter	1,058,457	350,130
			29,750,747

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.3% (cont.)
Building Products—1.4%
Kaba Holding AG (Switzerland)	Provides Mechanical & Electronic Security Systems	48,300	$20,714,759
Computer Hardware—1.0%
Wincor Nixdorf AG (Germany)	Banking Machines & Cash Registers Manufacturer	178,500	14,552,687
Construction & Engineering—1.9%
Wavin NV (Netherlands) (a)	Manufacturers Plastic Pipe Systems	1,863,100	28,369,680
Construction & Farm Machinery & Heavy Trucks—1.5%
Bucher Industries AG (Switzerland)	Manufactures Food Processing Machinery, Vehicles, & Hydraulic Components	124,300	23,224,824
Construction Materials—3.0%
Titan Cement Co. SA (Greece)	Cement & Building Materials Producer & Distributor	2,088,035	45,815,757
Data Processing & Outsourced Services—0.5%
TKC Corp. (Japan)	Accounting, Tax & Law Database Consulting Services	336,100	7,120,236
Department Stores—1.2%
Myer Holdings, Ltd. (Australia)	Department Store Operator	5,018,200	18,220,788
Diversified Support Services—1.0%
gategroup Holding AG (Switzerland) (a)	Airlines Service Provider	278,200	15,219,176
Drug Retail—4.4%
Sugi Holdings Co., Ltd. (Japan)	Drug Store Operator	1,630,300	39,256,515
Matsumotokiyoshi Holdings Co., Ltd. (Japan)	Drug Store Operator	1,292,200	28,075,389
			67,331,904

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.3% (cont.)
Electrical Components & Equipment—3.7%
Nexans SA (France)	Manufactures Cables	504,300	$39,665,522
Prysmian SpA (Italy)	Develops, Designs, Produces, Supplies & Installs Cable	944,091	16,085,256
			55,750,778
Electronic Components—2.8%
Hirose Electric Co., Ltd. (Japan)	Develops & Sells Electronic Equipment	373,400	42,081,660
Electronic Equipment & Instruments—2.6%
Orbotech, Ltd. (Israel) (a)	Optical Inspection Systems	2,986,500	39,063,420
Fertilizers & Agricultural Chemicals—1.8%
Incitec Pivot, Ltd. (Australia)	Fertilizer Manufacturer & Supplier	6,688,400	27,089,953
Health Care Services—3.5%
Primary Health Care, Ltd. (Australia)	Health Care Service Provider	13,636,600	52,582,143
Health Care Supplies—1.8%
Ansell, Ltd. (Australia)	Manufactures Latex	2,082,800	27,012,057
Home Entertainment Software—2.9%
Square Enix Holdings Co., Ltd. (Japan)	Develops & Sells Entertainment Software for Video Game Consoles	2,489,000	44,145,338
Home Furnishing Retail—1.7%
Fourlis Holdings SA (Greece)	Wholesales Electric & Electronic Appliances	2,351,100	17,625,356
Beter Bed Holding NV (Netherlands)	Bedroom Furniture Retailer	287,343	8,163,339
			25,788,695
Home Improvement Retail—1.9%
Carpetright PLC (United Kingdom)	Carpet Retailer	2,315,500	28,844,653

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.3% (cont.)
Human Resource & Employment Services—3.0%
Brunel International NV (Netherlands)	Recruitment, Temporary Employment, Secondment & Contracting Services	599,752	$23,634,717
Pasona Group, Inc. (Japan)	Placement Service Provider	29,482	22,041,599
			45,676,316
Industrial Conglomerates—1.5%
Rheinmetall AG (Germany)	Automotive Pump Manufacturer	283,900	22,827,027
Industrial Machinery—6.7%
Interpump Group SpA (Italy) (a)	Pump & Piston Manufacturer	4,760,400	36,227,730
Duerr AG (Germany) (a)	Automotive Industry Machinery Manufacturer	691,800	22,066,676
Burckhardt Compression Holding AG (Switzerland)	Manufactures Reciprocating Compressors	56,700	15,706,203
Bobst Group AG (Switzerland) (a)	Manufactures Printing Presses & Packaging Producing Machinery	307,100	14,123,315
GEA Group AG (Germany)	Engineering Services Provider	462,200	13,359,506
Interpump Group SpA, Warrants (Italy) (a)	Pump & Piston Manufacturer	848,916	713,542
			102,196,972
Investment Banking & Brokerage—1.0%
Ichiyoshi Securities Co., Ltd. (Japan)	Stock Broker	2,057,800	15,587,474
D. Carnegie & Co. AB (Sweden) (a) (b)	Diversified Financials Services	2,314,000	0
			15,587,474
IT Consulting & Other Services—3.6%
Atea ASA (Norway)	Management & IT Consulting Services	3,679,200	36,728,631
Alten, Ltd. (France)	Consulting & Engineering Services	542,441	17,820,778
			54,549,409
Motorcycle Manufacturers—1.7%
Yamaha Motor Co., Ltd. (Japan) (a)	Motorcycle Manufacturer	1,551,000	25,273,716

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Description	Shares Held	Value
Common Stocks—95.3% (cont.)
Office Electronics—1.6%
Neopost SA (France)	Mailroom Equipment Supplier	283,099	$24,665,497
Packaged Foods & Meats—4.0%
Goodman Fielder, Ltd. (Australia)	Produces Food Products	28,577,300	39,312,830
Binggrae Co., Ltd. (South Korea)	Dairy Products Manufacturer	235,400	11,615,473
Alaska Milk Corp. (Philippines)	Milk Producer	30,330,300	9,069,320
			59,997,623
Photographic Products—1.8%
Vitec Group PLC (United Kingdom)	Photo Equipment & Supplies	3,035,979	27,690,346
Real Estate Services—2.5%
LSL Property Services PLC (United Kingdom)	Residential Property Service Provider	9,163,397	37,823,893
Research & Consulting Services—0.7%
Bureau Veritas SA (France)	Provides Consulting Services	89,900	6,813,965
Cision AB (Sweden) (a)	Business & Communication Intelligence	6,278,200	4,546,004
			11,359,969
Specialty Chemicals—3.5%
Taiyo Ink Manufacturing Co., Ltd. (Japan)	Manufactures & Sells Resist Inks	1,054,700	33,788,333
Sika AG (Switzerland)	Manufactures Construction Materials	8,580	18,820,941
			52,609,274
Specialty Stores—0.3%
JJB Sports PLC (United Kingdom) (a)	Sportswear & Sports Equipment Retailer	65,008,000	4,956,207
Systems Software—1.1%
Exact Holding NV (Netherlands)	Develops & Markets Business Software	621,687	17,072,124

OAKMARK INTERNATIONAL SMALL CAP FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Schedule of Investments—December 31, 2010 (Unaudited) cont.

Name	Description	Shares Held/ Par Value	Value
Common Stocks—95.3% (cont.)
Trading Companies & Distributors—2.4%
Bunzl PLC (United Kingdom)	Outsourcing Solutions & Service Oriented Distribution	1,377,000	$15,436,064
Rexel SA (France) (a)	Distributes Electrical & Ventilation Equipment	505,900	10,988,935
Travis Perkins PLC (United Kingdom)	Distributes Construction & Building Trade Industries, Timber , Plumbing & Heating Materials	637,800	10,520,683
			36,945,682
Total Common Stocks (Cost: $1,295,416,699)			$1,443,514,409
Short Term Investment—5.7%
Repurchase Agreement—5.7%

Fixed Income Clearing Corp. Repurchase Agreement, 0.14% dated 12/31/2010 due 1/3/2011, repurchase price $85,703,930, collateralized by a Federal Home Loan Mortgage Corp. Bond, with a rate of 1.750%, with a maturity of 11/17/2015, and with a fair value plus accrued interest of $31,849,068, and by a Federal National Mortgage Association Bond, with a rate of 1.650%, with a maturity of 10/29/2015, and with a fair value plus accrued interest of $55,568,513 (Cost: $85,702,930)	$85,702,930	85,702,930
Total Short Term Investment (Cost: $85,702,930)		$85,702,930
Total Investments (Cost: $1,381,119,629)—101.0%		1,529,217,339
Foreign Currencies (Cost: $68,331)—0.0%		68,526
Liabilities In Excess of Other Assets—(1.0)%		(15,426,334)
Total Net Assets—100%		$1,513,859,531

(a)  Non-income producing security.

(b)  Fair value is determined in good faith in accordance with procedures established by the Board of Trustees.

OAKMARK INTERNATIONAL SMALL CAP FUND

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

For a prospectus and more information about The Oakmark Funds, including management fees and expenses and the special risks of investing, please visit oakmark.com or call 1-800-OAKMARK (1-800-625-6275). Please read the prospectus carefully before investing. An investor should consider a fund's investment objectives, risks, and charges and expenses carefully before investing. This and other information about The Oakmark Funds are contained in the Funds' prospectus.

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this letter, and are subject to change without notice.

Past Performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Funds does not reflect the 2% redemption fee on shares redeemed within 90 days of purchase with the exception of The Oakmark Equity & Income Fund which does not impose a redemption fee. To obtain most recent month-end performance data, visit oakmark.com.

Current and future portfolio holdings are subject to risk.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Because both Oakmark Select Fund and Oakmark Global Select Fund are non-diversified, the performance of each holding in those Funds will have a greater impact on the Funds' total returns, and may make the Funds' returns more volatile than a more diversified fund.

The Oakmark Equity and Income Fund closed to certain new investors as of 5/13/10.

Oakmark Equity and Income Fund may invest in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility. An economic downturn could severely disrupt the market in medium- or lower-grade debt securities and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Investing in foreign securities presents risks that in some way may be greater than in U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

  1.  Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  2.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3.  The S&P 500 Total Return Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

  4.  Morningstar is an independent monitor of mutual fund performance. Morningstar Ranking # of Funds in Category displays the fund's actual rank within its Morningstar Category based on average annual total return and number

THE OAKMARK FUNDS

of Funds in that Category. The Oakmark Fund ranked #1,509 out of 2,010, #36 out of 1,753, #117 out of 1,457, and #27 out of 802 funds in the large blend category for one, three, five, and ten years, respectively, as of 12/31/10.

  5.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

  6.  The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

  7.  EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

  8.  The Lipper Multi-Cap Value Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

  9.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

  10.  The Barclays Capital U.S. Government / Credit Bond Index is a benchmark index made up of the Barclays Capital U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

  11.  The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  12.  The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

  13.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  14.  The MSCI World ex U.S. Index (Net) is a free float-adjusted market capitalization index that is designed to measure international developed market equity performance, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  15.  The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

  16.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

  17.  The Lipper International Small Cap Funds Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

THE OAKMARK FUNDS

Oakmark Glossary

Book value – A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

Business value/Intrinsic value – The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

Growth investing – Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's return. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with less emphasis on the stock's current price than a value mutual fund would have.

M & A (Mergers & Acquisitions) – Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

Market capitalization (market cap or cap) – The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

Momentum investing – Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors typically do not consider a company's underlying value or fundamentals in their investment decisions.

Multiple – A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B or Price-to-Book Ratio – A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E or Price-to-Earnings Ratio – The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

Share repurchase – Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

Value investing – Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"x times earnings" (e.g. "12 times earnings") – Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

THE OAKMARK FUNDS

Trustees and Officers

Trustees

Gary N. Wilner, M.D.—Chairman
Michael J. Friduss
Thomas H. Hayden
Christine M. Maki
Allan J. Reich
Steven S. Rogers
Kristi L. Rowsell
Burton W. Ruder
Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer
Robert M. Levy—Executive Vice President
Henry R. Berghoef—Vice President
John N. Desmond—Vice President
Richard J. Gorman—Vice President, Chief Compliance
  Officer and Assistant Secretary
Kevin G. Grant—Vice President
David G. Herro—Vice President
John J. Kane—Principal Financial Officer and Treasurer
Clyde S. McGregor—Vice President
Michael J. Neary—Vice President
William C. Nygren—Vice President
John R. Raitt—Vice President
Vineeta D. Raketich—Vice President
Janet L. Reali—Vice President and Secretary
Edward A. Studzinski—Vice President
Robert A. Taylor—Vice President
Andrew J. Tedeschi—Assistant Treasurer
Christopher P. Wright—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Chicago, Illinois

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

For More Information

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

oakmark.com

To obtain a prospectus, a new account application, forms or periodic reports, access our web site at oakmark.com, or call 1-800-OAKMARK (1-800-625-6275) or (617) 483-8327.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the Funds' shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds' currently effective prospectus.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of shares redeemed within 90 days of purchase from any Fund other than Oakmark Equity & Income Fund.

1-800-OAKMARK

oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member FINRA. Date of first use: January 2011.